Exhibit 99.2

EARNINGS RELEASE FINANCIAL SUPPLEMENT

FIRST QUARTER 2005

JPMORGAN CHASE & CO. TABLE OF CONTENTS

JPMORGAN CHASE & CO. CONSOLIDATED FINANCIAL HIGHLIGHTS (in millions, except per share, ratio and headcount data)

				Heritage JPMC Only		1QTR 2005
	1QTR	4QTR	3QTR	2QTR	1QTR	Change
	2005	2004	2004	2004	2004	4QTR 2004		1QTR 2004
SELECTED INCOME STATEMENT DATA
Total Net Revenue	$13,647	$12,950	$12,505	$8,631	$9,011	5%		51%
Provision for Credit Losses	427	1,157	1,169	203	15	(63)		NM
Noninterest Expense	9,937	9,386	9,377	9,503	6,093	6		63
Net Income (Loss)	2,264	1,666	1,418	(548)	1,930	36		17

Per Common Share:
Net Income (Loss) Per Share — Diluted	$0.63	$0.46	$0.39	$(0.27)	$0.92	37		(32)
Cash Dividends Declared Per Share	0.34	0.34	0.34	0.34	0.34	—		—
Book Value Per Share	29.78	29.61	29.42	21.52	22.62	1		32
Closing Share Price	34.60	39.01	39.73	38.77	41.95	(11)		(18)

Common Shares Outstanding:
Average — Diluted	3,569.8	3,602.0	3,592.0	2,042.8	2,092.7	(1)		71
Common Shares at Period-end	3,525.3	3,556.2	3,564.1	2,087.5	2,081.7	(1)		69

SELECTED RATIOS:
Return on Common Equity (“ROE”) (a)	9%	6%	5%	NM	17%	300	bp	(800	) bp
Return on Equity-Goodwill (“ROE-GW”) (a) (b)	15	11	9	NM	21	400		(600)
Return on Assets (“ROA”) (a) (c)	0.79	0.57	0.50	NM	1.01	22		(22)
Tier 1 Capital Ratio	8.6 (d)	8.7	8.6	8.2%	8.4	(10)		20
Total Capital Ratio	12.0 (d)	12.2	12.0	11.2	11.4	(20)		60

SELECTED BALANCE SHEET DATA (Period-end)
Total Assets	$1,178,305	$1,157,248	$1,138,469	$817,763	$801,078	2%		47%
Wholesale Loans	137,401	135,067	132,344	77,044	77,068	2		78
Consumer Loans	265,268	267,047	261,357	148,894	140,562	(1)		89
Deposits	531,379	521,456	496,454	346,539	336,886	2		58
Common Stockholders’ Equity	105,001	105,314	104,844	44,932	47,092	—		123

Headcount	164,381	160,968	162,275	94,615	96,010	2		71

LINE OF BUSINESS EARNINGS
Investment Bank	$1,325	$660	$627	$644	$1,017	101		30
Retail Financial Services	988	775	822	396	206	27		380
Card Services	522	515	421	176	162	1		222
Commercial Banking	243	254	215	65	74	(4)		228
Treasury & Securities Services	245	145	96	101	98	69		150
Asset & Wealth Management	276	263	197	99	122	5		126
Corporate (e)	(687)	(296)	(219)	325	251	(132)		NM

Total Operating Earnings	2,912	2,316	2,159	1,806	1,930	26		51
Reconciling Items (After-Tax):
Merger Costs	(90)	(324)	(462)	(60)	—	72		NM
Litigation Reserve Charge	(558)	—	—	(2,294)	—	NM		NM
Accounting Policy Conformity	—	(326)	(279)	—	—	NM		NM

Net Income (Loss)	$2,264	$1,666	$1,418	$(548)	$1,930	36		17

Note: Effective July 1, 2004, Bank One Corporation (“Bank One”) merged with and into JPMorgan Chase & Co. (“JPMorgan Chase”). Bank One’s results of operations are included in JPMorgan Chase’s results beginning July 1, 2004. In accordance with U.S. GAAP, the results of operations for the first quarter of 2005, and third and fourth quarters of 2004, each reflect three months of results of operations for the combined Firm. The results of operations for the first and second quarters of 2004, reflect only the results of operations for heritage JPMorgan Chase.

(a)	Based on annualized amounts.

(b)
Net income applicable to common stock/Total average common equity (net of goodwill). The Firm uses return on equity less goodwill, a non-GAAP financial measure, to evaluate the operating performance of the Firm. The Firm utilizes this measure to facilitate operating comparisons to other competitors.

(c)	U.S. GAAP earnings/Total average assets

(d)	Estimated

(e)	Includes Treasury, Private Equity, Support Units and the net effects remaining at the corporate level after the implementation of management accounting policies.

NM — Not meaningful due to net loss.

JPMORGAN CHASE & CO. STATEMENTS OF INCOME — REPORTED BASIS (in millions, except per share, ratio and headcount data)

				Heritage JPMC Only		1QTR 2005
	1QTR	4QTR	3QTR	2QTR	1QTR	Change
	2005	2004	2004	2004	2004	4QTR 2004		1QTR 2004
REVENUE
Investment Banking Fees	$993	$1,073	$879	$893	$692	(7	) %	43%
Trading Revenue (a)	1,859	611	408	873	1,720	204		8
Lending & Deposit Related Fees	820	903	943	412	414	(9)		98
Asset Management, Administration and Commissions	2,455	2,285	2,141	1,770	1,771	7		39
Securities / Private Equity Gains (Losses)	(45)	569	413	460	432	NM		NM
Mortgage Fees and Related Income	405	130	277	338	259	212		56
Credit Card Income	1,734	1,822	1,782	631	605	(5)		187
Other Income	201	228	210	260	132	(12)		52

Noninterest Revenue	8,422	7,621	7,053	5,637	6,025	11		40

Interest Income	10,632	9,862	9,493	5,614	5,626	8		89
Interest Expense	5,407	4,533	4,041	2,620	2,640	19		105

Net Interest Income	5,225	5,329	5,452	2,994	2,986	(2)		75

TOTAL NET REVENUE	13,647	12,950	12,505	8,631	9,011	5		51

Provision for Credit Losses	427	1,157	1,169	203	15	(63)		NM

NONINTEREST EXPENSE
Compensation Expense	4,702	4,211	4,050	2,943	3,302	12		42
Occupancy Expense	525	609	604	440	431	(14)		22
Technology and Communications Expense	920	1,051	1,046	786	819	(12)		12
Professional & Outside Services	1,074	1,191	1,103	752	816	(10)		32
Marketing	483	428	506	202	199	13		143
Other Expense	805	981	920	511	447	(18)		80
Amortization of Intangibles	383	392	396	79	79	(2)		385

Total Noninterest Expense before Merger Costs and	8,892	8,863	8,625	5,713	6,093	—		46
Litigation Reserve Charge
Merger Costs	145	523	752	90	—	(72)		NM
Litigation Reserve Charge	900	—	—	3,700	—	NM		NM

TOTAL NONINTEREST EXPENSE	9,937	9,386	9,377	9,503	6,093	6		63

Income (Loss) before Income Tax Expense	3,283	2,407	1,959	(1,075)	2,903	36		13
Income Tax Expense (Benefit)	1,019	741	541	(527)	973	38		5

NET INCOME (LOSS)	$2,264	$1,666	$1,418	$(548)	$1,930	36		17

NET INCOME (LOSS) APPLICABLE TO COMMON STOCK	$2,259	$1,653	$1,405	$(561)	$1,917	37		18

NET INCOME (LOSS) PER COMMON SHARE
Basic Earnings per Share	$0.64	$0.47	$0.40	$(0.27)	$0.94	36		(32)
Diluted Earnings per Share	0.63	0.46	0.39	(0.27)	0.92	37		(32)

Average Basic Shares	3,517.5	3,514.7	3,513.5	2,042.8	2,032.3	—		73
Average Diluted Shares	3,569.8	3,602.0	3,592.0	2,042.8	2,092.7	(1)		71

FINANCIAL RATIOS
ROE	9%	6%	5%	NM	17%	300	bp	(800	) bp
ROE-GW	15	11	9	NM	21	400		(600)
ROA	0.79	0.57	0.50	NM	1.01	22		(22)
Effective Income Tax Rate	31	31	28	49%	34	—		(300)
Overhead Ratio	73	72	75	110	68	100		500

Headcount	164,381	160,968	162,275	94,615	96,010	2%		71%

(a)	Trading NII is not included in trading revenue. See page 10 for additional details.

JPMORGAN CHASE & CO. CONSOLIDATED BALANCE SHEETS (in millions)

						Mar 31, 2005
				Heritage JPMC Only		Change
	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Mar 31
	2005	2004	2004	2004	2004	2004	2004
ASSETS
Cash and Due from Banks	$37,593	$35,168	$30,815	$23,525	$19,419	7%	94%
Deposits with Banks	14,331	21,680	33,082	39,135	35,600	(34)	(60)
Federal Funds Sold and Securities Purchased under Resale Agreements	132,751	101,354	96,031	100,851	79,414	31	67
Securities Borrowed	53,174	47,428	50,546	44,947	49,881	12	7
Trading Assets:
Debt and Equity Instruments	230,725	222,832	214,852	187,640	189,549	4	22
Derivative Receivables	60,388	65,982	57,795	49,980	58,434	(8)	3
Securities	75,251	94,512	92,816	64,915	70,747	(20)	6
Interests in Purchased Receivables	28,484	31,722	30,479	—	—	(10)	NM
Loans (Net of Allowance for Loan Losses)	395,734	394,794	386,208	221,971	213,510	—	85
Private Equity Investments	7,333	7,735	8,547	6,663	7,097	(5)	3
Accrued Interest and Accounts Receivable	21,098	21,409	19,876	15,050	13,250	(1)	59
Premises and Equipment	9,344	9,145	8,880	6,268	6,418	2	46
Goodwill	43,440	43,203	42,947	8,731	8,730	1	398
Other Intangible Assets:
Mortgage Servicing Rights	5,663	5,080	5,168	5,707	4,189	11	35
Purchased Credit Card Relationships	3,703	3,878	4,055	893	953	(5)	289
All Other Intangibles	5,514	5,726	5,945	799	813	(4)	NM
Other Assets	53,779	45,600	50,427	40,688	43,074	18	25

TOTAL ASSETS	$1,178,305	$1,157,248	$1,138,469	$817,763	$801,078	2	47

LIABILITIES
Deposits:
U.S. Offices:
Noninterest-Bearing	$130,533	$129,257	$122,054	$87,972	$79,560	1	64
Interest-Bearing	271,592	261,673	254,611	141,118	142,755	4	90
Non-U.S. Offices:
Noninterest-Bearing	6,669	6,931	7,259	7,320	7,868	(4)	(15)
Interest-Bearing	122,585	123,595	112,530	110,129	106,703	(1)	15

Total Deposits	531,379	521,456	496,454	346,539	336,886	2	58
Federal Funds Purchased and Securities Sold under Repurchase Agreements	137,062	127,787	167,313	152,619	148,526	7	(8)
Commercial Paper	13,063	12,605	10,307	15,300	14,972	4	(13)
Other Borrowed Funds	10,124	9,039	9,454	9,435	10,414	12	(3)
Trading Liabilities:
Debt and Equity Instruments	96,090	87,942	78,767	82,338	80,303	9	20
Derivative Payables	57,626	63,265	52,307	42,838	53,883	(9)	7
Accounts Payable, Accrued Expenses and Other Liabilities (including the Allowance for Lending-Related Commitments)	72,183	75,722	68,675	56,576	43,656	(5)	65
Beneficial Interests Issued by Consolidated VIEs	44,827	48,061	45,840	6,562	7,543	(7)	494
Long-Term Debt	99,329	95,422	91,754	52,981	50,062	4	98
Junior Subordinated Deferrable Interest Debentures Held by Trusts that Issued Guaranteed Capital Debt Securities	11,282	10,296	11,745	6,634	6,732	10	68

TOTAL LIABILITIES	1,072,965	1,051,595	1,032,616	771,822	752,977	2	42

STOCKHOLDERS’ EQUITY
Preferred Stock	339	339	1,009	1,009	1,009	—	(66)
Common Stock	3,598	3,585	3,576	2,095	2,088	—	72
Capital Surplus	73,394	72,801	72,183	14,426	14,193	1	417
Retained Earnings	31,253	30,209	29,779	29,596	30,878	3	1
Accumulated Other Comprehensive Income (Loss)	(623)	(208)	(242)	(910)	177	(200)	NM
Treasury Stock, at Cost	(2,621)	(1,073)	(452)	(275)	(244)	(144)	NM

TOTAL STOCKHOLDERS’ EQUITY	105,340	105,653	105,853	45,941	48,101	—	119

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,178,305	$1,157,248	$1,138,469	$817,763	$801,078	2	47

JPMORGAN CHASE & CO. CONDENSED AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS (in millions, except rates)

				Heritage JPMC Only		1QTR 2005
	1QTR	4QTR	3QTR	2QTR	1QTR	Change
	2005	2004	2004	2004	2004	4QTR 2004		1QTR 2004
AVERAGE BALANCES
ASSETS
Deposits with Banks	$15,232	$31,799	$34,166	$26,905	$21,535	(52	) %	(29	) %
Federal Funds Sold and Securities Purchased under Resale Agreements	121,189	104,038	102,042	87,080	82,555	16		47
Securities Borrowed	52,449	47,663	47,087	54,233	48,609	10		8
Trading Assets — Debt Instruments	187,669	186,013	170,663	153,547	166,389	1		13
Securities	93,438	92,294	94,720	64,149	63,992	1		46
Interests in Purchased Receivables	29,277	30,491	28,917	—	2,537	(4)		NM
Loans	398,494	400,841	390,753	225,344	214,941	(1)		85

Total Interest-Earning Assets	897,748	893,139	868,348	611,258	600,558	1		49
Trading Assets — Equity Instruments	43,717	35,803	30,275	38,934	20,002	22		119
All Other Noninterest-Earning Assets	221,353	225,946	218,712	152,678	150,758	(2)		47

TOTAL ASSETS	$1,162,818	$1,154,888	$1,117,335	$802,870	$771,318	1		51

LIABILITIES
Interest-Bearing Deposits	$388,355	$377,368	$365,104	$254,034	$238,206	3		63
Federal Funds Purchased and Securities Sold under Repurchase Agreements	151,335	158,633	163,206	155,335	145,370	(5)		4
Commercial Paper	12,665	10,885	12,497	14,283	13,153	16		(4)
Other Borrowings (a)	98,259	89,674	84,387	80,364	80,388	10		22
Beneficial Interests Issued by Consolidated VIEs	45,294	46,366	43,308	7,433	9,764	(2)		364
Long-Term Debt	108,004	104,599	101,060	57,019	53,574	3		102

Total Interest-Bearing Liabilities	803,912	787,525	769,562	568,468	540,455	2		49
Noninterest-Bearing Liabilities	253,222	261,487	242,395	186,529	184,036	(3)		38

TOTAL LIABILITIES	1,057,134	1,049,012	1,011,957	754,997	724,491	1		46

Preferred Stock	339	1,002	1,009	1,009	1,009	(66)		(66)
Common Stockholders’ Equity	105,345	104,874	104,369	46,864	45,818	—		130

TOTAL STOCKHOLDERS’ EQUITY	105,684	105,876	105,378	47,873	46,827	—		126

TOTAL LIABILITIES, PREFERRED STOCK AND STOCKHOLDERS’ EQUITY	$1,162,818	$1,154,888	$1,117,335	$802,870	$771,318	1		51

AVERAGE RATES
INTEREST-EARNING ASSETS
Deposits with Banks	4.11%	2.60%	1.53%	1.68%	1.62%	151	bp	249	bp
Federal Funds Sold and Securities Purchased under Resale Agreements	2.43	2.03	1.85	1.45	1.49	40		94
Securities Borrowed	1.71	1.34	1.01	0.66	0.77	37		94
Trading Assets — Debt Instruments	4.89	4.44	4.64	4.37	4.35	45		54
Securities	4.93	4.43	4.42	4.58	4.22	50		71
Interests in Purchased Receivables	2.58	2.11	1.63	NM	1.79	47		79
Loans	6.11	5.66	5.67	4.85	5.00	45		111
Total Interest-Earning Assets	4.83	4.40	4.33	3.71	3.78	43		105

INTEREST-BEARING LIABILITIES
Interest-Bearing Deposits	2.07	1.75	1.43	1.28	1.37	32		70
Federal Funds Purchased and Securities Sold under Repurchase Agreements	2.46	1.95	1.52	1.16	1.24	51		122
Commercial Paper	2.62	2.26	1.49	0.98	0.96	36		166
Other Borrowings (a)	5.06	4.13	5.16	4.44	4.53	93		53
Beneficial Interests Issued by Consolidated VIEs	2.44	1.97	1.58	2.04	1.60	47		84
Long-Term Debt	3.47	3.31	3.10	2.85	3.02	16		45
Total Interest-Bearing Liabilities	2.73	2.29	2.09	1.85	1.96	44		77

INTEREST RATE SPREAD	2.10%	2.11%	2.24%	1.86%	1.82%	(1)		28

NET YIELD ON INTEREST-EARNING ASSETS	2.39%	2.38%	2.48%	1.98%	2.01%	1		38

NET YIELD ON INTEREST-EARNING ASSETS ADJUSTED FOR SECURITIZATIONS	2.95%	2.95%	3.05%	2.40%	2.43%	—		52

(a)	Includes securities sold but not yet purchased.

OPERATING BASIS

In addition to analyzing the Firm’s results on a reported basis, management reviews the line of business results on an “operating basis,” which is a non-GAAP financial measure. The definition of operating basis starts with the reported U.S. GAAP results. In the case of the IB, operating basis noninterest revenue includes, in Trading Revenue, net interest income related to trading activities. Trading activities generate revenues, which are recorded for U.S. GAAP purposes in two line items on the income statement: Trading Revenue, which includes the mark-to-market gains or losses on trading positions; and Net Interest Income, which includes the interest income or expense related to those positions. Combining both the trading revenue and related net interest income enables management to evaluate IB’s trading activities, by considering all revenue related to these activities, and facilitates operating comparisons to other competitors. In the case of Card Services, operating or managed basis excludes the impact of credit card securitizations on revenue, the Provision for Credit Losses, net charge-offs and receivables. JPMorgan Chase uses the concept of “managed receivables” to evaluate the credit performance of the underlying credit card loans, both sold and not sold: as the same borrower is continuing to use the credit card for ongoing charges, a borrower’s credit performance will impact both the receivables sold under SFAS 140 and those not sold. Thus, in its disclosures regarding managed receivables, JPMorgan Chase treats the sold receivables as if they were still on the balance sheet in order to disclose the credit performance (such as net charge-off rates) of the entire managed credit card portfolio.

In addition, operating basis excludes the Merger Costs, the Litigation Reserve Charge and Accounting Policy Conformity Adjustments related to the Merger, as management believes these items are not part of the Firm’s normal daily business operations (and, therefore, not indicative of trends), and do not provide meaningful comparisons with other periods.

Finally, Operating revenue (Noninterest Revenue and Net interest income) for each of the segments and the Firm is presented on a tax-equivalent basis. Accordingly, revenue from tax-exempt securities and investments that receive tax credits are presented in the operating results on a basis comparable to taxable securities and investments. This allows management to assess the comparability of revenues arising from both taxable and tax-exempt sources. The corresponding tax impact related to these items is recorded within Income tax expense. In the first quarter of 2005, the Corporate sector’s and the Firm’s results have been restated to be presented on a tax-equivalent basis. Previously, only the segments’ operating results were presented on a tax- equivalent basis, and the impact of the segments’ tax-equivalent adjustments was eliminated in the Corporate sector. This restatement had no impact on the Corporate sector’s or the Firm’s operating earnings.

JPMORGAN CHASE & CO. RECONCILIATION FROM REPORTED TO OPERATING BASIS SUMMARY (in millions)

JPMorgan Chase prepares its Consolidated financial statements using accounting principles generally accepted in the United States of America (“U.S. GAAP”), which is referred to as “reported basis.” This presentation provides the reader with an understanding of the Firm’s results that can be consistently tracked from year to year and enables comparisons to the Firm’s performance with other companies’ U.S. GAAP financial statements. In additional to analyzing the Firm’s results on a reported basis, management reviews line-of-business results on an “operating basis,” which is a non-GAAP financial measure. The financial information that is presented on the following pages is presented on an operating basis; for additional information, see the previous page for a more detailed definition of operating basis and the Appendix.

				Heritage JPMC Only		1QTR 2005
	1QTR	4QTR	3QTR	2QTR	1QTR	Change
	2005	2004	2004	2004	2004	4QTR 2004	1QTR 2004
TOTAL NET REVENUE
Total Net Revenue — Reported	$13,647	$12,950	$12,505	$8,631	$9,011	5%	51%
Impact of:
Credit Card Securitizations	917	1,011	928	486	473	(9)	94
Accounting Policy Conformity Adjustments	—	—	118	—	—	NM	NM
Tax Equivalent Adjustments	176	188	28	59	48	(6)	267

Total Net Revenue — Operating	$14,740	$14,149	$13,579	$9,176	$9,532	4	55

PROVISION FOR CREDIT LOSSES
Provision for Credit Losses — Reported	$427	$1,157	$1,169	$203	$15	(63)	NM
Impact of:
Credit Card Securitizations	917	1,011	928	486	473	(9)	94
Accounting Policy Conformity Adjustments	—	(525)	(333)	—	—	NM	NM

Provision for Credit Losses — Operating	$1,344	$1,643	$1,764	$689	$488	(18)	175

TOTAL NONINTEREST EXPENSE
Total Noninterest Expense — Reported	$9,937	$9,386	$9,377	$9,503	$6,093	6	63
Impact of:
Merger Costs	(145)	(523)	(752)	(90)	—	72	NM
Litigation Reserve Charges	(900)	—	—	(3,700)	—	NM	NM

Total Noninterest Expense — Operating	$8,892	$8,863	$8,625	$5,713	$6,093	—	46

INCOME TAX EXPENSE
Income Tax Expense — Reported	$1,019	$741	$541	$(527)	$973	38	5
Impact of:
Merger Costs	55	199	290	30	—	(72)	NM
Litigation Reserve Charges	342	—	—	1,406	—	NM	NM
Accounting Policy Conformity Adjustments	—	199	172	—	—	NM	NM
Tax Equivalent Adjustments	176	188	28	59	48	(6)	267

Income Tax Expense — Operating	$1,592	$1,327	$1,031	$968	$1,021	20	56

NET INCOME
Net Income — Reported	$2,264	$1,666	$1,418	$(548)	$1,930	36	17
Impact of:
Merger Costs	90	324	462	60	—	(72)	NM
Litigation Reserve Charges	558	—	—	2,294	—	NM	NM
Accounting Policy Conformity Adjustments	—	326	279	—	—	NM	NM

Net Income — Operating	$2,912	$2,316	$2,159	$1,806	$1,930	26	51

JPMORGAN CHASE & CO. STATEMENTS OF INCOME — OPERATING BASIS (in millions, except per share and ratio data)

				Heritage JPMC Only		1QTR 2005
	1QTR	4QTR	3QTR	2QTR	1QTR	Change
	2005	2004	2004	2004	2004	4QTR 2004		1QTR 2004
REVENUE
Investment Banking Fees	$993	$1,073	$879	$893	$692	(7	) %	43%
Trading-Related Revenue (Including Trading NII)	2,187	1,122	832	1,312	2,296	95		(5)
Lending & Deposit Related Fees	820	903	943	412	414	(9)		98
Asset Management, Administration and Commissions	2,455	2,285	2,141	1,770	1,771	7		39
Securities / Private Equity Gains (Losses)	(45)	569	413	460	432	NM		NM
Mortgage Fees and Related Income	405	130	277	338	259	212		56
Credit Card Income	919	1,036	934	324	279	(11)		229
Other Income	316	407	389	256	127	(22)		149

Noninterest Revenue	8,050	7,525	6,808	5,765	6,270	7		28

Interest Income	12,592	11,233	11,000	6,031	5,902	12		113
Interest Expense	5,902	4,609	4,229	2,620	2,640	28		124

Net Interest Income	6,690	6,624	6,771	3,411	3,262	1		105

TOTAL NET REVENUE	14,740	14,149	13,579	9,176	9,532	4		55

Managed Provision for Credit Losses	1,344	1,643	1,764	689	488	(18)		175

NONINTEREST EXPENSE
Compensation Expense	4,702	4,211	4,050	2,943	3,302	12		42
Occupancy Expense	525	609	604	440	431	(14)		22
Technology and Communications Expense	920	1,051	1,046	786	819	(12)		12
Professional & Outside Services	1,074	1,191	1,103	752	816	(10)		32
Marketing	483	428	506	202	199	13		143
Other Expense	805	981	920	511	447	(18)		80
Amortization of Intangibles	383	392	396	79	79	(2)		385

TOTAL NONINTEREST EXPENSE	8,892	8,863	8,625	5,713	6,093	—		46

Operating Earnings before Income Tax Expense	4,504	3,643	3,190	2,774	2,951	24		53
Income Tax Expense	1,592	1,327	1,031	968	1,021	20		56

OPERATING EARNINGS	$2,912	$2,316	$2,159	$1,806	$1,930	26		51

Operating Earnings Per Common Share

Diluted EPS	$0.81	$0.64	$0.60	$0.85	$0.92	27		(12)
Operating Financial Ratios
ROE	11%	9%	8%	15%	17%	200	bp	(600)	bp
ROE-GW	19	15	14	19	21	400		(200)
ROA	0.96	0.75	0.72	0.87	0.96	21		—
Effective Income Tax Rate	35	36	32	35	35	(100)		—
Overhead Ratio	60	63	64	62	64	(300)		(400)
RECONCILIATION OF OPERATING EARNINGS PER SHARE TO NET INCOME (LOSS) PER SHARE — DILUTED
Operating Earnings	$0.81	$0.64	$0.60	$0.85	$0.92	27%		(12	) %
Reconciling Items (Net of Taxes):
Merger Costs	(0.03)	(0.09)	(0.13)	(0.03)	—	67		NM
Litigation Reserve Charge	(0.15)	—	—	(1.09)	—	NM		NM
Accounting Policy Conformity	—	(0.09)	(0.08)	—	—	NM		NM

Net Income (Loss)	$0.63	$0.46	$0.39	$(0.27)	$0.92	37		(32)

JPMORGAN CHASE & CO. LINE OF BUSINESS FINANCIAL HIGHLIGHTS — OPERATING BASIS (in millions, except ratio data)

				Heritage JPMC Only		1QTR 2005
	1QTR	4QTR	3QTR	2QTR	1QTR	Change
	2005	2004	2004	2004	2004	4QTR 2004		1QTR 2004
REVENUE
Investment Bank	$4,180	$3,201	$2,701	$2,939	$3,764	31%		11%
Retail Financial Services	3,847	3,545	3,800	1,835	1,611	9		139
Card Services	3,779	3,830	3,771	1,587	1,557	(1)		143
Commercial Banking	850	885	833	334	322	(4)		164
Treasury & Securities Services	1,482	1,413	1,339	1,093	1,012	5		46
Asset & Wealth Management	1,361	1,310	1,193	828	848	4		60
Corporate	(759)	(35)	(58)	560	418	NM		NM

TOTAL NET REVENUE	$14,740	$14,149	$13,579	$9,176	$9,532	4		55

OPERATING EARNINGS
Investment Bank	$1,325	$660	$627	$644	$1,017	101		30
Retail Financial Services	988	775	822	396	206	27		380
Card Services	522	515	421	176	162	1		222
Commercial Banking	243	254	215	65	74	(4)		228
Treasury & Securities Services	245	145	96	101	98	69		150
Asset & Wealth Management	276	263	197	99	122	5		126
Corporate	(687)	(296)	(219)	325	251	(132)		NM

TOTAL OPERATING EARNINGS	$2,912	$2,316	$2,159	$1,806	$1,930	26		51

AVERAGE EQUITY (a)
Investment Bank	$20,000	$20,000	$20,000	$14,015	$15,085	—		33
Retail Financial Services	13,100	13,050	13,050	5,005	5,177	—		153
Card Services	11,800	11,800	11,800	3,346	3,392	—		248
Commercial Banking	3,400	3,400	3,400	747	795	—		328
Treasury & Securities Services	1,900	1,900	1,900	3,203	3,189	—		(40)
Asset & Wealth Management	2,400	2,400	2,400	5,370	5,471	—		(56)
Corporate (b)	52,745	52,324	51,819	15,178	12,709	1		315

TOTAL AVERAGE EQUITY	$105,345	$104,874	$104,369	$46,864	$45,818	—		130

RETURN ON EQUITY (a)
Investment Bank	27%	13%	12%	18%	27%	1,400	bp	—	bp
Retail Financial Services	31	24	25	32	16	700		1,500
Card Services	18	17	14	21	19	100		(100)
Commercial Banking	29	30	25	35	37	(100)		(800)
Treasury & Securities Services	52	30	20	13	12	2,200		4,000
Asset & Wealth Management	47	44	33	7	9	300		3,800
JPMC ROE	11	9	8	15	17	200		(600)
JPMC ROE-GW	19	15	14	19	21	400		(200)

(a)	As a result of the Merger, new capital allocation methodologies were implemented during the third quarter of 2004. The capital allocated to each line of business considers several factors: stand-alone peer comparables, economic risk measures and regulatory capital requirements. In addition, effective with the third quarter of 2004, goodwill, as well as the associated capital, is only allocated to the Corporate line of business. Prior periods have not been revised to reflect these new methodologies and also may not be comparable to the presentation beginning in the third quarter of 2004.
(b)	Effective with the third quarter of 2004, all goodwill is allocated to the Corporate line of business. Prior to the third quarter of 2004, goodwill was allocated to the various lines of business.

JPMORGAN CHASE & CO. INVESTMENT BANK FINANCIAL HIGHLIGHTS (in millions, except ratio and rankings data)

				Heritage JPMC Only		1QTR 2005
	1QTR	4QTR	3QTR	2QTR	1QTR	Change
	2005	2004	2004	2004	2004	4QTR 2004		1QTR 2004
INCOME STATEMENT
REVENUE
Investment Banking Fees:
Advisory	$263	$250	$273	$268	$147	5%		79%
Equity Underwriting	239	213	170	221	177	12		35
Debt Underwriting	483	617	468	402	366	(22)		32

Total Investment Banking Fees	985	1,080	911	891	690	(9)		43

Trading-Related Revenue: (a)
Fixed Income and Other	1,915	1,173	657	1,293	1,885	63		2
Equities	225	(42)	220	(86)	335	NM		(33)
Credit Portfolio	59	(44)	(35)	29	56	NM		5

Total Trading-Related Revenue	2,199	1,087	842	1,236	2,276	102		(3)
Lending & Deposit Related Fees	157	176	155	112	96	(11)		64
Asset Management, Administration and Commissions	408	346	313	348	393	18		4
Other Income	127	178	91	45	14	(29)		NM

Noninterest Revenue	3,876	2,867	2,312	2,632	3,469	35		12
Net Interest Income (a)	304	334	389	307	295	(9)		3

TOTAL NET REVENUE (b)	4,180	3,201	2,701	2,939	3,764	31		11

Provision for Credit Losses	(366)	(173)	(151)	(128)	(188)	(112)		(95)
Credit Reimbursement from TSS (c)	38	43	43	2	2	(12)		NM

NONINTEREST EXPENSE
Compensation Expense	1,616	1,389	992	1,126	1,386	16		17
Noncompensation Expense	909	1,001	932	930	940	(9)		(3)

TOTAL NONINTEREST EXPENSE	2,525	2,390	1,924	2,056	2,326	6		9

Operating Earnings Before Income Tax Expense	2,059	1,027	971	1,013	1,628	100		26
Income Tax Expense (Benefit)	734	367	344	369	611	100		20

OPERATING EARNINGS	$1,325	$660	$627	$644	$1,017	101		30

FINANCIAL RATIOS
ROE	27%	13%	12%	18%	27%	1,400	bp	—	bp
ROA	0.95	0.49	0.50	0.59	0.97	46		(2)
Overhead Ratio	60	75	71	70	62	(1,500)		(200)
Compensation Expense as a % of Total Net Revenue	39	43	37	38	37	(400)		200

	YTD	Full Year
	2005	2004

MARKET SHARE / RANKINGS (d)
Global Debt, Equity and Equity-Related	6% / #5	7% / #3
Global Syndicated Loans	13% / #1	19% / #1
Global Long-Term Debt	6% / #5	7% / #2
Global Equity and Equity-Related	10% / #4	6% / #6
Global Announced M&A	25% / #4	25% / #3
U.S. Debt, Equity and Equity-Related	7% / #4	8% / #5
U.S. Syndicated Loans	27% / #1	32% / #1
U.S. Long-Term Debt	7% / #4	12% / #2
U.S. Equity and Equity-Related	11% / #4	8% / #6
U.S. Announced M&A	22% / #6	33% / #1

(a)
Trading revenue, on a reported basis, excludes the impact of net interest income related to IB’s trading activities; this income is recorded in Net interest income. However, in this presentation, to assess the profitability of IB’s trading business, the Firm combines these revenues for segment reporting. The amount reclassified from Net interest income to Trading revenue was $324 million, $511 million, $430 million, $427 million and $581 million, during the quarters ended March 31, 2005, December 31, 2004, September 30, 2004, June 30, 2004, and March 31, 2004, respectively.

(b)
Total net revenue includes tax equivalent adjustments of $155 million, $167 million, $9 million, $54 million and $44 million for the quarters ended March 31, 2005, December 31, 2004, September 30, 2004, June 30, 2004, and March 31, 2004, respectively.

(c)	TSS is charged a credit reimbursement related to certain exposures managed within the IB credit portfolio on behalf of clients shared with TSS.
(d)
Derived from Thomson Financial Securities Data. Global announced M&A is based on rank value; all other rankings are based on proceeds, with full credit to each book manager/equal if joint. Because of joint assignments, market share of all participants will add up to more than 100%. The market share and rankings are presented on a combined basis reflecting the merger of JPMorgan Chase and Bank One, as disclosed by Thomson Financial Securities Data.

JPMORGAN CHASE & CO. INVESTMENT BANK FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except headcount and ratio data)

				Heritage JPMC Only		1QTR 2005
	1QTR	4QTR	3QTR	2QTR	1QTR	Change
	2005	2004	2004	2004	2004	4QTR 2004		1QTR 2004
REVENUE BY BUSINESS
Investment Banking	$985	$1,080	$911	$891	$690	(9	) %	43%
Fixed Income Markets	2,289	1,530	1,115	1,572	2,097	50		9
Equities Markets	556	243	455	161	632	129		(12)
Credit Portfolio	350	348	220	315	345	1		1

Total Net Revenue	$4,180	$3,201	$2,701	$2,939	$3,764	31		11

REVENUE BY REGION
Americas	$2,224	$1,829	$1,591	$1,497	$1,953	22		14
Europe/Middle East/Africa	1,535	1,013	741	1,032	1,296	52		18
Asia/Pacific	421	359	369	410	515	17		(18)

Total Net Revenue	$4,180	$3,201	$2,701	$2,939	$3,764	31		11

SELECTED BALANCE SHEET (Average)
Total Assets (a)	$566,778	$533,898	$496,347	$439,166	$422,151	6		34
Trading Assets — Debt and Equity Instruments (b)	225,367	219,466	197,150	186,975	176,788	3		27
Trading Assets — Derivative Receivables	63,574	65,417	60,465	51,925	57,042	(3)		11
Loans (c)	47,468	47,674	45,779	38,729	38,199	—		24
Adjusted Assets (d)	445,840	432,085	401,010	373,461	367,525	3		21
Equity	20,000	20,000	20,000	14,015	15,085	—		33

Headcount	17,993	17,478	17,420	15,829	14,930	3		21

CREDIT DATA AND QUALITY STATISTICS
Net Charge-offs	$(5)	$14	$(16)	$15	$34	NM		NM
Nonperforming Assets
- Nonperforming Loans (e)	814	954	1,075	1,202	1,498	(15)		(46)
- Other Nonperforming Assets	242	242	246	339	357	—		(32)
Allowance for Loan Losses	1,191	1,547	1,841	742	855	(23)		39
Allowance for Lending Related Commitments	296	305	358	183	215	(3)		38

Net Charge-off Rate (c)	(0.05)%	0.14%	(0.17)%	0.18%	0.41%	(19)	bp	(46)	bp
Allowance for Loan Losses to Average Loans (c)	3.03	3.87	4.78	2.21	2.59	(84)		44
Allowance for Loan Losses to Nonperforming Loans (e)	147	163	172	62	58	(1,600)		8,900
Nonperforming Loans to Average Loans	1.71	2.00	2.35	3.10	3.92	(29)		(221)

MARKET RISK — AVERAGE TRADING AND CREDIT PORTFOLIO VAR (f)(g)
Trading Activities:
Fixed Income (f)	$57	$68	$80	$77	$73	(16	) %	(22	) %
Foreign Exchange	23	18	13	16	22	28		5
Equities	18	20	25	29	40	(10)		(55)
Commodities and Other	10	9	10	8	8	11		25
Diversification	(43)	(42)	(43)	(42)	(49)	(2)		12

Total Trading VAR	65	73	85	88	94	(11)		(31)

Credit Portfolio VAR (g)	13	13	13	15	15	—		(13)
Diversification	(8)	(7)	(9)	(9)	(7)	(14)		(14)

Total Trading and Credit Portfolio VAR	$70	$79	$89	$94	$102	(11)		(31)

(a)	Total average assets include the Firm’s Excess Liquidity Program investments of $14 billion and $2 billion for the quarters ended March 31, 2005 and December 31, 2004, respectively.
(b)	Prior periods have been restated to conform with current presentation.
(c)
Loans include loans held for sale of $8,154 million, $7,684 million, $7,281 million, $5,199 million and $5,245 million for the quarters ended March 31, 2005, December 31, 2004, September 30, 2004, June 30, 2004 and March 31, 2004, respectively. These amounts are not included in the allowance coverage ratios and net charge-off rates.

(d)
Adjusted assets, a non-GAAP financial measure, equals total assets minus (1) securities purchased under resale agreements and securities borrowed less securities sold, not yet purchased, (2) assets of VIEs consolidated under FIN 46R, (3) cash and securities segregated and on deposit for regulatory and other purposes and (4) goodwill and intangibles. The amount of adjusted assets is presented to assist the reader in comparing the IB’s asset and capital levels to other investment banks in the securities industry. Asset to equity leverage ratios are commonly used as one measure to assess a company’s capital adequacy. The IB believes an adjusted asset amount, which excludes certain assets considered to have a low risk profile, provides a more meaningful measure of balance sheet leverage in the securities industry.

(e)
Nonperforming loans include loans held for sale of $2 million, $2 million, $4 million, $2 million, and $30 million, as of March 31, 2005, December 31, 2004, September 30, 2004, June 30, 2004 and March 31, 2004, respectively. These amounts are not included in the allowance coverage ratios.

(f)	Includes all mark-to-market trading activities, plus available-for-sale securities held for IB investing purposes.
(g)
Includes VAR on derivative credit valuation adjustments, credit valuation adjustment hedges and mark-to-market loan hedges, which are reported in Trading Revenue. This VAR does not include the accrual loan portfolio, which is not marked to market.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS (in millions, except ratio and headcount data)

				Heritage JPMC Only		1QTR 2005
	1QTR	4QTR	3QTR	2QTR	1QTR	Change
	2005	2004	2004	2004	2004	4QTR 2004		1QTR 2004
INCOME STATEMENT
REVENUE
Lending & Deposit Related Fees	$340	$373	$395	$124	$121	(9	) %	181%
Asset Management, Administration and Commissions	351	323	331	100	95	9		269
Securities / Private Equity Gains (Losses)	10	(89)	6	—	—	NM		NM
Mortgage Fees and Related Income	411	162	255	365	255	154		61
Credit Card Income	94	97	89	25	19	(3)		395
Other Income	(12)	27	18	10	(24)	NM		50

Noninterest Revenue	1,194	893	1,094	624	466	34		156
Net Interest Income	2,653	2,652	2,706	1,211	1,145	—		132

TOTAL NET REVENUE	3,847	3,545	3,800	1,835	1,611	9		139

Provision for Credit Losses	94	78	239	78	54	21		74

NONINTEREST EXPENSE
Compensation Expense	822	807	855	450	509	2		61
Noncompensation Expense	1,215	1,276	1,250	680	731	(5)		66
Amortization of Intangibles	125	132	133	1	1	(5)		NM

TOTAL NONINTEREST EXPENSE	2,162	2,215	2,238	1,131	1,241	(2)		74

Operating Earnings Before Income Tax Expense	1,591	1,252	1,323	626	316	27		403
Income Tax Expense (Benefit)	603	477	501	230	110	26		448

OPERATING EARNINGS	$988	$775	$822	$396	$206	27		380

FINANCIAL RATIOS
ROE	31%	24%	25%	32%	16%	700	bp	1,500	bp
ROA	1.78	1.35	1.44	1.09	0.59	43		119
Overhead Ratio	56	62	59	62	77	(600)		(2,100)

SELECTED BALANCE SHEET (Ending)
Total Assets	$224,562	$226,560	$227,952	$148,682	$138,747	(1	) %	62%
Loans (a)	199,215	202,473	201,116	131,712	123,923	(2)		61
Core Deposits (b)(c)	162,241	156,885	154,589	80,466	81,392	3		99
Total Deposits (c)	187,225	182,372	180,307	80,339	91,478	3		105

SELECTED BALANCE SHEET (Average)
Total Assets	$225,120	$228,647	$227,716	$146,693	$139,727	(2)		61
Loans (d)	198,494	202,419	198,244	128,225	121,357	(2)		64
Core Deposits (b)(c)	159,682	159,015	158,800	85,263	79,801	—		100
Total Deposits (c)	184,336	183,105	183,501	93,967	88,788	1		108
Equity	13,100	13,050	13,050	5,005	5,177	—		153

Headcount	59,322	59,632	60,691	30,480	31,377	(1)		89

CREDIT DATA AND QUALITY STATISTICS
Net Charge-offs (e)	$152	$606	$219	$80	$85	(75)		79
Nonperforming Loans (f)	1,150	1,161	1,308	519	546	(1)		111
Nonperforming Assets	1,351	1,385	1,557	693	736	(2)		84
Allowance for Loan Losses	1,168	1,228	1,764	1,061	1,063	(5)		10

Net Charge-off Rate (d)	0.34%	1.28%	0.47%	0.29%	0.32%	(94	) bp	2	bp
Allowance for Loan Losses to Ending Loans (a)	0.64	0.67	0.94	0.90	0.97	(3)		(33)
Allowance for Loan Losses to Nonperforming Loans (f)	104	107	143	223	214	(300)		NM
Nonperforming Loans to Total Loans	0.58	0.57	0.65	0.39	0.44	1		14

(a)
End of period loans include loans held for sale of $16,532 million, $18,022 million, $12,816 million, $14,217 million and $14,334 million at March 31, 2005, December 31, 2004, September 30, 2004, June 30, 2004, and March 31, 2004, respectively. These amounts are not included in the allowance coverage ratios.

(b)	Includes demand and savings deposits.
(c)	Reflects the transfer of certain consumer deposits from Retail Financial Services to Asset & Wealth Management.
(d)
Average loans include loans held for sale of $15,861 million, $13,534 million, $14,479 million, $15,638 million and $15,311 million for the quarters ended March 31, 2005, December 31, 2004, September 30, 2004, June 30, 2004 and March 31, 2004, respectively. These amounts are not included in the net charge-off rate.

(e)	Includes $406 million of net charge-offs related to the Manufactured Home Loan portfolio in the fourth quarter of 2004.
(f)
Nonperforming loans include loans held for sale of $31 million, $13 million, $74 million, $44 million and $50 million at March 31, 2005, December 31, 2004, September 30, 2004, June 30, 2004, and March 31, 2004, respectively. These amounts are not included in the allowance coverage ratios.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)

				Heritage JPMC Only		1QTR 2005
	1QTR	4QTR	3QTR	2QTR	1QTR	Change
	2005	2004	2004	2004	2004	4QTR 2004		1QTR 2004
RETAIL BUSINESSES
HOME FINANCE
PRIME PRODUCTION AND SERVICING
Production	$228	$196	$168	$186	$178	16%		28%
Servicing:
Mortgage Servicing Revenue, net of amortization	146	169	134	193	155	(14)		(6)
MSR risk management results	106	(187)	153	86	61	NM		74

Total Net Revenue	480	178	455	465	394	170		22
Noninterest Expense	229	266	296	264	289	(14)		(21)
Operating Earnings	158	(56)	103	128	65	NM		143

CONSUMER REAL ESTATE LENDING
Total Net Revenue	$713	$725	$704	$512	$435	(2)		64
Provision for Credit Losses	30	(20)	65	38	(9)	NM		NM
Noninterest Expense	238	283	264	172	203	(16)		17
Operating Earnings	284	295	237	193	156	(4)		82

TOTAL HOME FINANCE
Total Net Revenue	$1,193	$903	$1,159	$977	$829	32		44
Provision for Credit Losses	30	(20)	65	38	(9)	NM		NM
Noninterest Expense	467	549	560	436	492	(15)		(5)
Operating Earnings	442	239	340	321	221	85		100

Origination Volume by Channel (in billions)
Retail	$18.3	$18.5	$19.7	$20.8	$15.2	(1)		20
Wholesale	10.7	11.7	11.6	15.7	9.5	(9)		13
Correspondent	2.3	4.2	5.4	7.9	5.3	(45)		(57)
Correspondent Negotiated Transactions	7.2	10.0	11.3	12.5	7.7	(28)		(6)

Total	38.5	44.4	48.0	56.9	37.7	(13)		2

Origination Volume by Business (in billions)
Mortgage	$26.6	$32.4	$34.1	$47.1	$31.0	(18)		(14)
Home Equity	11.9	12.0	13.9	9.8	6.7	(1)		78

Total	38.5	44.4	48.0	56.9	37.7	(13)		2
Business Metrics (in billions)
Loans Serviced – Mortgage (Ending) (a)	$495.8	$492.5	$486.8	$464.6	$450.4	1		10
MSR Net Carrying Value (Ending)	5.7	5.1	5.2	5.7	4.2	12		36
End of Period Loans Owned
Mortgage Loans Held for Sale	9.6	14.2	9.5	13.6	12.8	(32)		(25)
Mortgage Loans Retained	46.0	42.6	46.5	40.5	36.5	8		26
Home Equity and Other Loans	68.8	67.9	67.3	29.8	26.3	1		162

Total End of Period Loans Owned	124.4	124.7	123.3	83.9	75.6	—		65
Average Loans Owned
Mortgage Loans Held for Sale	11.4	10.1	10.9	14.6	12.9	13		(12)
Mortgage Loans Retained	44.3	44.6	44.0	38.2	35.8	(1)		24
Home Equity and Other Loans	66.5	70.1	66.2	27.0	24.1	(5)		176

Total Average Loans Owned	122.2	124.8	121.1	79.8	72.8	(2)		68
Overhead Ratio	39%	61%	48%	45%	59%	(2,200	) bp	(2,000	) bp

Credit Quality Statistics
30+ Day Delinquency Rate	1.15%	1.27%	1.50%	1.18%	1.32%	(12)		(17)
Net Charge-offs
Mortgage	$6	$5	$6	$5	$3	20%		100%
Home Equity and Other Loans (b)	35	449	57	23	25	(92)		40

Total Net Charge-offs	41	454	63	28	28	(91)		46
Net Charge-off Rate
Mortgage	0.05%	0.04%	0.05%	0.05%	0.03%	1	bp	2	bp
Home Equity and Other Loans	0.21	2.55	0.34	0.34	0.42	(234)		(21)
Total Net Charge-off Rate (c)	0.15	1.57	0.23	0.17	0.19	(142)		(4)
Nonperforming Assets	$841	$844	$997	$468	$516	—%		63%

(a)	Includes prime first mortgage loans and subprime loans.
(b)	Includes $406 million of charge-offs related to the manufactured home loan portfolio in the fourth quarter of 2004.
(c)	Excludes mortgage loans held for sale.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)

				Heritage JPMC Only		1QTR 2005
	1QTR	4QTR	3QTR	2QTR	1QTR	Change
	2005	2004	2004	2004	2004	4QTR 2004		1QTR 2004
RETAIL BUSINESSES, CONTINUED
CONSUMER & SMALL BUSINESS BANKING
Noninterest Revenue	$729	$710	$734	$222	$198	3%		268%
Net Interest Income	1,428	1,395	1,342	393	391	2		265

Total Net Revenue	2,157	2,105	2,076	615	589	2		266
Provision for Credit Losses	36	39	79	20	27	(8)		33
Noninterest Expense	1,339	1,362	1,379	593	647	(2)		107
Operating Earnings	477	430	377	2	(49)	11		NM

Business Metrics (in billions)
End of Period Balances
Small Business Loans	$12.4	$12.5	$12.4	$2.2	$2.2	(1)		464
Consumer and Other Loans (a)	2.2	2.2	2.3	1.9	2.0	—		10

Total Loans	14.6	14.7	14.7	4.1	4.2	(1)		248
Core Deposits (b)(c)	150.8	146.3	144.5	70.1	69.5	3		117
Total Deposits (c)	175.7	171.8	170.2	79.9	79.6	2		121
Average Balances
Small Business Loans	12.4	12.4	12.4	2.2	2.2	—		464
Consumer and Other Loans (a)	2.6	2.2	2.3	1.9	2.0	18		30

Total Loans	15.0	14.6	14.7	4.1	4.2	3		257
Core Deposits (b)(c)	149.3	147.8	147.8	72.5	70.3	1		112
Total Deposits (c)	173.9	171.8	172.5	81.1	79.2	1		120

Number of:
Branches	2,517	2,508	2,467	569	564	9	#	1,953	#
ATMs	6,687	6,650	6,587	1,921	1,927	37		4,760
Personal Bankers (d)	5,798	5,750	5,744	1,705	1,763	48		4,035
Personal Checking Accounts (in thousands)	7,445	7,286	7,222	1,982	1,984	159		5,461
Business Checking Accounts (in thousands)	905	894	891	352	350	11		555
Active Online Customers (in thousands)	3,671	3,359	3,152	NA	NA	312		NM
Debit Cards Issued (in thousands)	8,596	8,392	8,282	2,430	2,368	204		6,228
Overhead Ratio	62%	65%	66%	96%	110%	(300	) bp	(4,800	) bp

Retail Brokerage Business Metrics
Investment Sales Volume	$2,870	$2,770	$2,563	$1,047	$944	4%		204%
Number of Dedicated Investment Sales Representatives	1,352	1,364	1,393	390	377	(1)		259

Credit Quality Statistics
Net Charge-offs
Small Business	$19	$32	$24	$12	$9	(41)		111
Consumer and Other Loans	9	24	36	9	8	(63)		13

Total Net Charge-Offs	28	56	60	21	17	(50)		65
Net Charge-off Rate
Small Business	0.62%	1.03%	0.77%	2.19%	1.65%	(41	) bp	(103	) bp
Consumer and Other Loans	1.40	4.34	6.23	1.91	1.61	(294)		(21)
Total Net Charge-Off Rate	0.76	1.53	1.62	2.06	1.63	(77)		(87)
Nonperforming Assets	$293	$299	$313	$85	$80	(2	) %	266%

(a)	Primarily community development loans.
(b)	Includes demand and savings deposits.
(c)	Reflects the transfer of certain consumer deposits from Retail Financial Services to Asset & Wealth Management.
(d)	Reflects realignment of job families and responsibilities.

JPMORGAN CHASE & CO. RETAIL FINANCIAL SERVICES FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except ratio data and where otherwise noted)

				Heritage JPMC Only		1QTR 2005
	1QTR	4QTR	3QTR	2QTR	1QTR	Change
	2005	2004	2004	2004	2004	4QTR 2004		1QTR 2004
RETAIL BUSINESSES
AUTO & EDUCATION FINANCE
Total Net Revenue	$324	$364	$397	$218	$166	(11	) %	95%
Provision for Credit Losses	28	59	95	20	36	(53)		(22)
Noninterest Expense	205	166	163	80	81	23		153
Operating Earnings	55	84	85	71	30	(35)		83

Business Metrics (in billions)
End of Period Loans and Lease Receivables
Loans Outstanding	$52.8	$54.6	$53.7	$34.9	$34.9	(3)		51
Lease Receivables	7.0	8.0	8.9	8.6	9.1	(13)		(23)

Total End of Period Loans and Lease Receivables	59.8	62.6	62.6	43.5	44.0	(4)		36
Average Loans and Lease Receivables
Loans Outstanding (Average) (a)	$53.3	$54.2	$52.9	$35.2	$35.0	(2)		52
Lease Receivables (Average)	7.6	8.4	9.2	8.9	9.3	(10)		(18)

Total Average Loans and Lease Receivables (a)	60.9	62.6	62.1	44.1	44.3	(3)		37
Overhead Ratio	63%	46%	41%	37%	49%	1,700	bp	1,400	bp

Credit Quality Statistics
30+ Day Delinquency Rate	1.33%	1.55%	1.38%	1.04%	1.05%	(22)		28
Net Charge-offs
Loans	$74	$85	$83	$23	$28	(13)%		164%
Lease Receivables	9	11	13	8	12	(18)		(25)

Total Net Charge-offs	83	96	96	31	40	(14)		108
Net Charge-off Rate
Loans (a)	0.61%	0.67%	0.65%	0.27%	0.35%	(6)	bp	26	bp
Lease Receivables	0.48	0.52	0.56	0.36	0.52	(4)		(4)
Total Net Charge-off Rate (a)	0.60	0.65	0.64	0.29	0.38	(5)		22
Nonperforming assets	$217	$242	$247	$140	$140	(10)%		55%

INSURANCE
Total Net Revenue	$173	$173	$168	$25	$27	—		NM
Noninterest Expense	151	138	136	22	21	9		NM
Operating Earnings	14	22	20	2	4	(36)		250
Memo:
Consolidated Gross Insurance-Related Revenue (b)	416	421	429	165	176	(1)		136

Business Metrics — Ending Balances
Invested Assets	$7,349	$7,368	$7,489	$1,729	$1,710	—		330
Policy Loans	394	397	398	—	—	(1)		NM
Insurance Policy and Claims Reserves	7,337	7,279	7,477	1,255	1,193	1		NM
Term Premiums – First Year Annualized	14	13	15	—	—	8		NM
Proprietary Annuity Sales	119	35	39	58	76	240		57
Number of Policies in Force – Direct / Assumed (in thousands)	2,540	2,611	2,633	608	622	(3)		308
Insurance in Force – Direct / Assumed	280,082	277,827	274,390	33,772	33,161	1		NM
Insurance in Force – Retained	83,799	80,691	76,727	33,772	33,161	4		153
A.M. Best Rating	A	A	A	A	A

(a)
Average loans include loans held for sale of $4.5 billion, $3.4 billion, $2.2 billion, $1.1 billion and $2.4 billion for the quarters ended March 31, 2005, December 31, 2004, September 30, 2004, June 30, 2004, and March 31, 2004, respectively. These are not included in the net charge-off rate.

(b)	Includes revenue reported in the results of other businesses.

JPMORGAN CHASE & CO. CARD SERVICES — MANAGED BASIS FINANCIAL HIGHLIGHTS (in millions, except ratio data and where otherwise noted)

				Heritage JPMC Only		1QTR 2005
	1QTR	4QTR	3QTR	2QTR	1QTR	Change
	2005	2004	2004	2004	2004	4QTR 2004		1QTR 2004
INCOME STATEMENT
REVENUE
Asset Management, Administration and Commissions	$—	$—	$26	$25	$24	NM		NM
Credit Card Income	761	886	784	271	238	(14	) %	220%
Other Income	11	31	44	20	22	(65)		(50)

Noninterest Revenue	772	917	854	316	284	(16)		172
Net Interest Income	3,007	2,913	2,917	1,271	1,273	3		136

TOTAL NET REVENUE	3,779	3,830	3,771	1,587	1,557	(1)		143

Provision for Credit Losses	1,636	1,735	1,662	748	706	(6)		132

NONINTEREST EXPENSE
Compensation Expense	285	270	317	150	156	6		83
Noncompensation Expense	839	825	926	353	381	2		120
Amortization of Intangibles	189	187	194	62	62	1		205

TOTAL NONINTEREST EXPENSE	1,313	1,282	1,437	565	599	2		119

Operating Earnings Before Income Tax Expense	830	813	672	274	252	2		229
Income Tax Expense	308	298	251	98	90	3		242

OPERATING EARNINGS	$522	$515	$421	$176	$162	1		222

Memo: Net Securitization Gains (Amortization)	$(12)	$—	$(2)	$(4)	$(2)	NM		(500)

FINANCIAL METRICS
ROE	18%	17%	14%	21%	19%	100	bp	(100)	bp
Overhead Ratio	35	33	38	36	38	200		(300)
% of Average Managed Outstandings:
Net Interest Income	9.13	8.79	8.90	9.98	9.95	34		(82)
Provision for Credit Losses	4.97	5.24	5.07	5.88	5.52	(27)		(55)
Noninterest Revenue	2.34	2.77	2.61	2.48	2.22	(43)		12
Risk Adjusted Margin (a)	6.51	6.32	6.44	6.59	6.65	19		(14)
Noninterest Expense	3.99	3.87	4.39	4.44	4.68	12		(69)
Pre-tax Income	2.52	2.45	2.05	2.15	1.97	7		55
Operating Earnings	1.58	1.55	1.28	1.38	1.27	3		31

BUSINESS METRICS
Charge Volume (in billions)	$70.3	$75.3	$73.3	$23.5	$21.5	(7	) %	227%
Net Accounts Opened (in thousands)	2,744	2,729	2,755	1,013	1,026	1		167
Credit Cards Issued (in thousands)	94,367	94,285	95,946	35,529	35,239	—		168
Number of Registered Internet Customers (in millions)	10.9	13.6	12.4	4.5	4.1	(20)		166

Merchant Acquiring Business
Bank Card Volume (in billions)	$125.1	$135.9	$123.5	$71.8	$65.0	(8)		92
Total Transactions (in millions)	4,285	4,462	3,972	1,875	1,757	(4)		144

(a)	Represents Total Net Revenue less Provision for Credit Losses.

JPMORGAN CHASE & CO. CARD SERVICES — MANAGED BASIS FINANCIAL HIGHLIGHTS, CONTINUED (in millions, except headcount and ratio data)

				Heritage JPMC Only		1QTR 2005
	1QTR	4QTR	3QTR	2QTR	1QTR	Change
	2005	2004	2004	2004	2004	4QTR 2004		1QTR 2004
SELECTED ENDING BALANCES
Loans:
Loans on Balance Sheet	$66,053	$64,575	$60,241	$17,182	$16,639	2%		297%
Securitized Loans	67,328	70,795	71,256	34,138	34,478	(5)		95

Managed Loans	$133,381	$135,370	$131,497	$51,320	$51,117	(1)		161

SELECTED AVERAGE BALANCES
Managed Assets	$138,512	$138,013	$136,753	$51,510	$51,749	—		168
Loans:
Loans on Balance Sheet	$64,218	$61,317	$59,386	$17,155	$17,037	5		277
Securitized Loans	69,370	70,505	70,980	34,052	34,425	(2)		102

Managed Loans	$133,588	$131,822	$130,366	$51,207	$51,462	1		160

Equity	11,800	11,800	11,800	3,346	3,392	—		248

Headcount	20,137	19,598	20,473	9,975	10,838	3%		86%

CREDIT QUALITY STATISTICS
Net Charge-offs	$1,590	$1,735	$1,598	$745	$743	(8)		114
Net Charge-off Rate	4.83%	5.24%	4.88%	5.85%	5.81%	(41)	bp	(98)	bp

Delinquency ratios
30+ days	3.54%	3.70%	3.81%	4.26%	4.41%	(16)		(87)
90+ days	1.71	1.72	1.75	1.94	2.15	(1)		(44)

Allowance for Loan Losses	$3,040	$2,994	$2,273	$1,191	$1,188	2%		156%
Allowance for Loan Losses to Period-end Loans (a)	4.60%	4.64%	3.77%	6.93%	7.14%	(4)	bp	(254)	bp

(a)
The heritage Bank One seller’s interest was decertificated effective July 1, 2004, and is reported in Loans on the Consolidated balance sheet. As a result, the Allowance for Loan Losses to Period-end Loans ratio beginning September 30, 2004, declined as the remaining portion of the decertificated seller’s interest was recorded at fair value without a corresponding allowance for loan loss.

JPMORGAN CHASE & CO. CARD RECONCILIATION OF REPORTED AND MANAGED DATA (in millions)

				Heritage JPMC Only		1QTR 2005
	1QTR	4QTR	3QTR	2QTR	1QTR	Change
	2005	2004	2004	2004	2004	4QTR 2004	1QTR 2004
INCOME STATEMENT DATA (a)
Credit Card Income
Reported Data for the period	$1,576	$1,672	$1,632	$578	$564	(6)%	179%
Securitization Adjustments	(815)	(786)	(848)	(307)	(326)	(4)	(150)

Managed Credit Card Income	$761	$886	$784	$271	$238	(14)	220

Other Income
Reported Data for the Period	$11	$30	$47	$65	$61	(63)	(82)
Securitization Adjustments	—	1	(3)	(45)	(39)	NM	NM

Managed Other Income	$11	$31	$44	$20	$22	(65)	(50)

Net Interest Income
Reported Data for the Period	$1,275	$1,117	$1,138	$433	$435	14	193
Securitization Adjustments	1,732	1,796	1,779	838	838	(4)	107

Managed Net Interest Income	$3,007	$2,913	$2,917	$1,271	$1,273	3	136

Total Net Revenue (b)
Reported Data for the Period	$2,862	$2,819	$2,843	$1,101	$1,084	2	164
Securitization Adjustments	917	1,011	928	486	473	(9)	94

Managed Total Net Revenue	$3,779	$3,830	$3,771	$1,587	$1,557	(1)	143

Provision for Credit Losses
Reported Data for the Period	$719	$724	$734	$262	$233	(1)	209
Securitization Adjustments	917	1,011	928	486	473	(9)	94

Managed Provision for Credit Losses	$1,636	$1,735	$1,662	$748	$706	(6)	132

BALANCE SHEET – AVERAGE BALANCES
Total Average Assets
Reported Data for the Period	$71,003	$69,485	$67,718	$18,484	$18,392	2	286
Securitization Adjustments	67,509	68,528	69,035	33,026	33,357	(1)	102

Managed Average Assets	$138,512	$138,013	$136,753	$51,510	$51,749	—	168

CREDIT QUALITY STATISTICS
Net Charge-offs
Reported Net Charge-offs Data for the period	$673	$724	$670	$259	$270	(7)	149
Securitization Adjustments	917	1,011	928	486	473	(9)	94

Managed Net Charge-offs	$1,590	$1,735	$1,598	$745	$743	(8)	114

(a)
JPMorgan Chase uses the concept of “managed receivables” to evaluate the credit performance of the underlying credit card loans, both sold and not sold: as the same borrower is continuing to use the credit card for ongoing charges, a borrower’s credit performance will affect both the receivables sold under SFAS 140 and those not sold. Thus, in its disclosures regarding managed receivables, JPMorgan Chase treats the sold receivables as if they were still on the balance sheet in order to disclose the credit performance (such as net charge-off rates) of the entire managed credit card portfolio. Operating results exclude the impact of credit card securitizations on revenue, the provision for credit losses, net charge-offs and receivables. Securitization does not change reported net income versus operating earnings; however, it does affect the classification of items on the Consolidated statements of income.

(b)	Includes Credit Card Income, Other Income and Net Interest Income.

JPMORGAN CHASE & CO. COMMERCIAL BANKING FINANCIAL HIGHLIGHTS (in millions, except ratio and headcount data)

				Heritage JPMC Only		1QTR 2005
	1QTR	4QTR	3QTR	2QTR	1QTR	Change
	2005	2004	2004	2004	2004	4QTR 2004		1QTR 2004
INCOME STATEMENT
REVENUE
Lending & Deposit Related Fees	$142	$147	$162	$67	$65	(3)%		118%
Asset Management, Administration and Commissions	15	12	12	4	4	25		275
Other Income	68	103	51	29	26	(34)		162

Noninterest Revenue	225	262	225	100	95	(14)		137
Net Interest Income	625	623	608	234	227	—		175

TOTAL NET REVENUE	850	885	833	334	322	(4)		164

Provision for Credit Losses	(6)	21	14	19	(13)	NM		54

NONINTEREST EXPENSE
Compensation Expense	163	153	176	65	71	7		130
Noncompensation Expense	278	281	286	138	138	(1)		101
Amortization of Intangibles	17	17	18	—	—	—		NM

TOTAL NONINTEREST EXPENSE	458	451	480	203	209	2		119

Operating Earnings Before Income Tax Expense	398	413	339	112	126	(4)		216
Income Tax Expense	155	159	124	47	52	(3)		198

OPERATING EARNINGS	$243	$254	$215	$65	$74	(4)		228

MEMO:
Revenue by Product:
Lending	$269	$280	$314	$86	$84	(4)		220
Treasury Services	542	528	499	221	219	3		147
Investment Banking	40	61	24	20	15	(34)		167
Other	(1)	16	(4)	7	4	NM		NM

Total Commercial Banking Revenue	$850	$885	$833	$334	$322	(4)		164

Revenue by Business:
Middle Market	$572	$571	$551	$192	$185	—		209
Corporate Banking	123	142	109	59	57	(13)		116
Real Estate	119	133	123	60	52	(11)		129
Other	36	39	50	23	28	(8)		29

Total Commercial Banking Revenue	$850	$885	$833	$334	$322	(4)		164

FINANCIAL RATIOS
ROE	29%	30%	25%	35%	37%	(100)	bp	(800)	bp
ROA	1.79	1.81	1.53	1.51	1.83	(2)		(4)
Overhead Ratio	54	51	58	61	65	300		(1,100)

SELECTED BALANCE SHEET (Average)
Total Assets	$55,080	$55,837	$55,957	$17,281	$16,239	(1)%		239%
Loans and Leases	49,969	50,469	50,324	14,717	13,764	(1)		263
Liability Balances (a)	71,613	69,360	66,944	38,058	36,596	3		96
Equity	3,400	3,400	3,400	747	795	—		328

MEMO:
Loans by Business:
Middle Market	$30,216	$29,997	$29,307	$5,203	$5,109	1		491
Corporate Banking	5,788	6,109	6,087	2,608	2,549	(5)		127
Real Estate	10,345	10,679	11,646	4,330	3,610	(3)		187
Other	3,620	3,684	3,284	2,576	2,496	(2)		45

Total Commercial Banking Loans	$49,969	$50,469	$50,324	$14,717	$13,764	(1)		263

Headcount	4,495	4,555	4,595	1,690	1,701	(1)		164

CREDIT DATA AND QUALITY STATISTICS
Net Charge-offs (Recoveries)	$2	$45	$(13)	$30	$(1)	(96)		NM
Nonperforming Loans	433	527	579	132	165	(18)		162
Allowance for Loan Losses	1,312	1,322	1,350	107	111	(1)		NM
Allowance for Lending Related Commitments	170	169	164	24	28	1		NM

Net Charge-off Rate	0.02%	0.35%	(0.10)%	0.82%	(0.03)%	(33)	bp	5	bp
Allowance for Loan Losses to Average Loans	2.63	2.62	2.68	0.73	0.81	1		182
Allowance for Loan Losses to Nonperforming Loans	303	251	233	81	67	5,200		NM
Nonperforming Loans to Average Loans	0.87	1.04	1.15	0.90	1.20	(17)		(33)

(a)	Liability balances include deposits and deposits that are swept to on-balance sheet liabilities.

JPMORGAN CHASE & CO. TREASURY & SECURITIES SERVICES FINANCIAL HIGHLIGHTS (in millions, except ratio and headcount data)

				Heritage JPMC Only		1QTR 2005
	1QTR	4QTR	3QTR	2QTR	1QTR	Change
	2005	2004	2004	2004	2004	4QTR 2004		1QTR 2004
INCOME STATEMENT
REVENUE
Lending & Deposit Related Fees	$170	$200	$218	$111	$118	(15)%		44%
Asset Management, Administration and Commissions	692	630	600	633	582	10		19
Other Income	124	112	103	98	69	11		80

Noninterest Revenue	986	942	921	842	769	5		28
Net Interest Income	496	471	418	251	243	5		104

TOTAL NET REVENUE	1,482	1,413	1,339	1,093	1,012	5		46

Provision for Credit Losses	(3)	3	—	3	1	NM		NM
Credit Reimbursement to IB (a)	(38)	(43)	(43)	(2)	(2)	12		NM

NONINTEREST EXPENSE
Compensation Expense	504	471	472	347	339	7		49
Noncompensation Expense	532	643	654	582	512	(17)		4
Amortization of Intangibles	29	32	30	15	16	(9)		81

TOTAL NONINTEREST EXPENSE	1,065	1,146	1,156	944	867	(7)		23

Operating Earnings before Income Tax Expense	382	221	140	144	142	73		169
Income Tax Expense (Benefit)	137	76	44	43	44	80		211

OPERATING EARNINGS	$245	$145	$96	$101	$98	69		150

REVENUE BY BUSINESS
Treasury Services (b)	$618	$642	$629	$366	$357	(4)		73
Investor Services	508	454	404	453	398	12		28
Institutional Trust Services	356	317	306	274	257	12		39

TOTAL NET REVENUE	$1,482	$1,413	$1,339	$1,093	$1,012	5		46

MEMO
Treasury Services Firmwide Revenue (b)	$1,237	$1,238	$1,205	$617	$605	—		104
Treasury & Securities Services Firmwide Revenue (b)	2,101	2,009	1,915	1,344	1,260	5		67

FINANCIAL RATIOS
ROE	52%	30%	20%	13%	12%	2,200	bp	4,000	bp
Overhead Ratio	72	81	86	86	86	(900)		(1,400)
Pre-tax Margin Ratio (c)	26	16	10	13	14	1,000		1,200

MEMO
Treasury Services Firmwide Overhead Ratio (d)	56	61	59	65	69	(500)		(1,300)
Treasury & Securities Services Firmwide Overhead Ratio (d)	63	69	72	79	78	(600)		(1,500)

BUSINESS METRICS
Assets under Custody (in billions) (e)(f)	$10,154	$9,300	$8,427	$7,980	$8,001	9%		27%
Corporate Trust Securities under Administration (in billions) (g)	6,745	6,676	6,569	6,241	6,373	1		6

SELECTED BALANCE SHEET (Average)
Total Assets	$27,033	$28,538	$24,831	$21,040	$19,241	(5)		40
Loans	10,091	9,988	8,457	6,783	6,137	1		64
Liability Balances (h)	154,673	147,789	136,606	114,624	103,467	5		49
Equity	1,900	1,900	1,900	3,203	3,189	—		(40)

MEMO
Treasury Services Firmwide Liability Balances (h)(i)	133,770	130,505	125,813	79,448	74,817	3		79
Treasury & Securities Services Firmwide Liability Balances (h)(i)	226,286	217,149	203,550	152,682	140,063	4		62

Headcount	23,073	22,612	22,246	15,023	15,341	2		50

(a)	TSS is charged a credit reimbursement related to certain exposures managed within the IB credit portfolio on behalf of clients shared with TSS.
(b)
TSS and Treasury Services (“TS”) firmwide revenues include TS revenues recorded in certain other lines of business and exclude FX revenues recorded in the IB for TSS-related FX activity. Revenue associated with TS’ customers who are also customers of the Commercial Banking, Consumer & Small Business Banking and Asset & Wealth Management lines of business are reported in these other lines of business and are excluded from TS as follows:

						1QTR 2005
	1QTR	4QTR	3QTR	2QTR	1QTR	Change
	2005	2004	2004	2004	2004	4Q 2004	1Q 2004
Treasury Services Revenue Reported in Commercial Banking	$542	$528	$499	$221	$219	3%	147%
Treasury Services Revenue Reported in Other Lines of Business	77	68	77	30	29	13	166

TSS firmwide FX Revenues, which include FX revenues recorded in TSS and FX revenues associated with TSS customers who are FX customers of the IB, were $90 million for the quarter ended March 31, 2005.
(c)
Pre-tax margin represents Operating Earnings before Income Taxes/Total Net Revenue, which is a comprehensive measure of pre-tax performance and is another basis by which TSS management evaluates its performance and that of its competitors. Pre-tax margin is an effective measure of TSS’ earnings after all costs are taken into consideration.

(d)
TSS and TS Firmwide Overhead Ratios have been calculated based on the Firmwide Revenues described in footnote (b) and TSS and TS expenses, respectively, including those allocated to certain other lines of business. FX revenues and expenses recorded in the IB for TSS-related FX activity are not included in this ratio.

(e)	Beginning March 31, 2005, assets under custody include an estimated $400 billion of ITS assets under custody that have not been included previously.
(f)
For the first quarter of 2005, and the fourth and third quarters of 2004, assets under custody was increased by approximately $160 billion per quarter to include assets under custody transferred from AWM.

(g)	Corporate Trust Securities under Administration include debt held in trust on behalf of third parties and debt serviced as agent.
(h)	Liability balances include deposits and deposits swept to on-balance sheet liabilities.
(i)
TSS and TS Firmwide liability balances include TS’ liability balances recorded in certain other lines of business. Liability balances associated with TS’ customers who are also customers of the Commercial Banking line of business are reported in that line of business and are excluded from TS.

JPMORGAN CHASE & CO. ASSET & WEALTH MANAGEMENT FINANCIAL HIGHLIGHTS (in millions, except ratio, headcount and ranking data, and where otherwise noted)

				Heritage JPMC Only		1QTR 2005
	1QTR	4QTR	3QTR	2QTR	1QTR	Change
	2005	2004	2004	2004	2004	4QTR 2004		1QTR 2004
INCOME STATEMENT
REVENUE
Lending & Deposit Related Fees	$9	$10	$10	$4	$4	(10)%		125%
Asset Management, Administration and Commissions	975	952	859	657	672	2		45
Other Income	95	60	55	50	50	58		90

Noninterest Revenue	1,079	1,022	924	711	726	6		49
Net Interest Income	282	288	269	117	122	(2)		131

TOTAL NET REVENUE	1,361	1,310	1,193	828	848	4		60

Provision for Credit Losses	(7)	(21)	1	(4)	10	67		NM

NONINTEREST EXPENSE
Compensation Expense	538	459	452	343	325	17		66
Noncompensation Expense	371	436	409	335	322	(15)		15
Amortization of Intangibles	25	24	23	3	2	4		NM

TOTAL NONINTEREST EXPENSE	934	919	884	681	649	2		44

Operating Earnings before Income Tax Expense	434	412	308	151	189	5		130
Income Tax Expense (Benefit)	158	149	111	52	67	6		136

OPERATING EARNINGS	$276	$263	$197	$99	$122	5		126

FINANCIAL RATIOS
ROE	47%	44%	33%	7%	9%	300	bp	3,800	bp
Overhead Ratio	69	70	74	82	77	(100)		(800)
Pre-tax Margin Ratio (a)	32	31	26	18	22	100		1,000

BUSINESS METRICS
Number of:
Client Advisors (b)	1,390	1,333	1,334	629	647	4%		115%
Brown Co Average Daily Trades	29,753	30,521	23,969	28,702	36,470	(3)		(18)
Retirement Planning Services Participants	1,181,000	918,000	874,000	844,000	816,000	29		45
Star Rankings: (c)
% of Customer Assets in Funds Ranked 4 or Better	48%	48%	56%	48%	49%	—		(2)
% of Customer Assets in Funds Ranked 3 or Better	79%	81%	80%	78%	74%	(2)		7

REVENUE BY CLIENT SEGMENT
Private Bank	$422	$427	$383	$368	$376	(1)		12
Retail (b)	346	358	292	269	265	(3)		31
Institutional (b)	322	265	267	172	187	22		72
Private Client Services	271	260	251	19	20	4		NM

Total Net Revenue	$1,361	$1,310	$1,193	$828	$848	4		60

SELECTED BALANCE SHEET (Average)
Total Assets	$39,716	$40,689	$39,882	$35,083	$35,295	(2)		13
Loans	26,357	25,966	25,408	17,620	17,097	2		54
Deposits (d)	42,043	43,415	38,940	24,069	23,109	(3)		82
Equity	2,400	2,400	2,400	5,370	5,471	—		(56)

Headcount	12,378	12,287	12,368	8,690	8,554	1		45

CREDIT DATA AND QUALITY STATISTICS
Net Charge-offs	$(6)	$5	$6	$6	$55	NM		NM
Nonperforming Loans	78	79	125	102	115	(1)		(32)
Allowance for Loan Losses	214	216	241	76	86	(1)		149
Allowance for Lending Related Commitments	5	5	5	2	3	—		67

Net Charge-off Rate	(0.09)%	0.08%	0.09%	0.14%	1.29%	(17)	bp	(138)	bp
Allowance for Loan Losses to Average Loans	0.81	0.83	0.95	0.43	0.50	(2)		31
Allowance for Loan Losses to Nonperforming Loans	274	273	193	75	75	100		NM
Nonperforming Loans to Average Loans	0.30	0.30	0.49	0.58	0.67	—		(37)

(a)
Pre-tax margin represents Operating Earnings before Income Taxes/Total Net Revenue, which is a comprehensive measure of pre-tax performance and is another basis by which AWM management evaluates its performance and that of its competitors. Pre-tax margin is an effective measure of AWM’s earnings after all costs are taken into consideration.

(b)	Prior periods have been restated to conform with current presentation.
(c)	Derived from Morningstar for the United States; Micropal for the United Kingdom, Luxembourg, Hong Kong and Taiwan; and Nomura for Japan.
(d)	Reflects the transfer of certain consumer deposits from Retail Financial Services to Asset & Wealth Management.

JPMORGAN CHASE & CO. ASSET & WEALTH MANAGEMENT FINANCIAL HIGHLIGHTS, CONTINUED (in billions)

				Heritage JPMC Only		1QTR 2005
	1QTR	4QTR	3QTR	2QTR	1QTR	Change
	2005	2004	2004	2004	2004	4QTR 2004	1QTR 2004
Asset Class
Liquidity	$228	$232	$210	$152	$159	(2)%	43%
Fixed Income	171	171	174	117	120	—	43
Equities & Balanced	326	326	298	261	266	—	23
Alternatives	65	62	53	45	44	5	48

Assets under Management	790	791	735	575	589	—	34
Custody / Brokerage / Administration / Deposits	302	315	268	221	216	(4)	40

Total Assets under Supervision (a)	$1,092	$1,106	$1,003	$796	$805	(1)	36

Client Segment
Private Bank
Assets under Management	$138	$139	$136	$139	$141	(1)	(2)
Custody / Brokerage / Administration / Deposits	161	165	143	138	135	(2)	19

Assets under Supervision	299	304	279	277	276	(2)	8
Retail
Assets under Management	138	133	122	101	106	4	30
Custody / Brokerage / Administration / Deposits	94	88	81	80	78	7	21

Assets under Supervision	232	221	203	181	184	5	26
Institutional
Assets under Management	462	466	426	328	335	(1)	38
Custody / Brokerage / Administration / Deposits	5	21	4	—	—	(76)	NM

Assets under Supervision	467	487	430	328	335	(4)	39
Private Client Services
Assets under Management	52	53	51	7	7	(2)	NM
Custody / Brokerage / Administration / Deposits	42	41	40	3	3	2	NM

Assets under Supervision	94	94	91	10	10	—	NM

Total Assets under Supervision (a)	$1,092	$1,106	$1,003	$796	$805	(1)	36

Geographic Region
Americas
Assets under Management	$558	$562	$531	$370	$377	(1)	48
Custody / Brokerage / Administration / Deposits	263	281	238	189	186	(6)	41

Assets under Supervision	821	843	769	559	563	(3)	46
International
Assets under Management	232	229	204	205	212	1	9
Custody / Brokerage / Administration / Deposits	39	34	30	32	30	15	30

Assets under Supervision	271	263	234	237	242	3	12

Total Assets under Supervision (a)	$1,092	$1,106	$1,003	$796	$805	(1)	36

Memo:
Mutual Funds Assets:
Liquidity	$175	$183	$163	$117	$119	(4)	47
Fixed Income	45	41	48	30	31	10	45
Equities, Balanced & Alternatives	106	104	97	74	87	2	22

Total Mutual Funds Assets (a)	$326	$328	$308	$221	$237	(1)	38

(a)	Prior periods have been restated to conform with current presentation.

JPMORGAN CHASE & CO. ASSET & WEALTH MANAGEMENT FINANCIAL HIGHLIGHTS, CONTINUED (in billions)

				Heritage JPMC Only
	1QTR	4QTR	3QTR	2QTR	1QTR
	2005	2004	2004	2004	2004
Assets Under Management Rollforward
Beginning Balance	$791	$735	$575	$589	$561
Liquidity Net Asset Flows	(6)	16	(9)	(7)	3
Fixed Income Net Asset Flows	4	(2)	(5)	—	(1)
Equities, Balanced & Alternatives Net Asset Flows	1	6	(2)	3	7
Acquisitions (a)	—	7	176	—	—
Market / Other Impact	—	29	—	(10)	19

Ending Balance	$790	$791	$735	$575	$589

Custody / Brokerage / Administration / Deposits Rollforward
Beginning Balance	$315	$268	$221	$216	$203
Custody / Brokerage / Administration / Deposits Net Asset Flows	7	12	12	3	6
Acquisitions (a)	—	—	38	—	—
Market / Other Impact	(20)	35	(3)	2	7

Ending Balance	$302	$315	$268	$221	$216

Assets Under Supervision Rollforward
Beginning Balance	$1,106	$1,003	$796	$805	$764
Net Asset Flows	6	32	(4)	(1)	15
Acquisitions (a)	—	7	214	—	—
Market / Other Impact	(20)	64	(3)	(8)	26

Ending Balance	$1,092	$1,106	$1,003	$796	$805

(a)	Reflects the Merger with Bank One ($214 billion) in the third quarter of 2004 and the acquisition of a majority interest in Highbridge Capital Management in the fourth quarter of 2004 ($7 billion).

JPMORGAN CHASE & CO. CORPORATE FINANCIAL HIGHLIGHTS (in millions, except headcount data)

				Heritage JPMC Only		1QTR 2005
	1QTR	4QTR	3QTR	2QTR	1QTR	Change
	2005	2004	2004	2004	2004	4QTR 2004	1QTR 2004
INCOME STATEMENT
Revenue
Securities / Private Equity Gains (Losses)	$(130)	$584	$347	$436	$419	NM	NM
Other Income (a)	48	38	131	104	42	26%	14%

Noninterest Revenue	(82)	622	478	540	461	NM	NM
Net Interest Income (a)	(677)	(657)	(536)	20	(43)	(3)	NM

TOTAL NET REVENUE	(759)	(35)	(58)	560	418	NM	NM

Provision for Credit Losses	(4)	—	(1)	(27)	(82)	NM	95

Noninterest Expense
Compensation Expense	774	662	786	462	516	17	50
Noncompensation Expense	996	1,215	1,146	857	870	(18)	14

Subtotal	1,770	1,877	1,932	1,319	1,386	(6)	28
Net Expenses Allocated to Other Businesses	(1,335)	(1,417)	(1,426)	(1,186)	(1,184)	6	(13)

TOTAL NONINTEREST EXPENSE	435	460	506	133	202	(5)	115

Operating Earnings before Income Tax Expense	(1,190)	(495)	(563)	454	298	(140)	NM
Income Tax Expense (Benefit) (a)	(503)	(199)	(344)	129	47	(153)	NM

OPERATING EARNINGS	$(687)	$(296)	$(219)	$325	$251	(132)	NM

SELECTED AVERAGE BALANCE SHEET
Short-term Investments (b)	$13,164	$19,252	$26,432	$9,903	$2,592	(32)	408
Investment Portfolio (c)	71,021	69,604	71,050	56,342	56,755	2	25
Goodwill (d)	43,306	42,980	42,958	342	346	1	NM
Total Assets	178,089	197,794	204,884	125,122	120,273	(10)	48

Headcount	26,983	24,806	24,482	12,928	13,269	9	103

TREASURY
Securities Gains (Losses) (e)	$(918)	$77	$109	$41	$120	NM	NM

Investment Portfolio (Average)	$65,646	$63,362	$65,508	$51,509	$50,580	4	30

(a)	For a description of the tax-equivalent adjustments, see the Operating Basis cover page.
(b)	Represents federal funds sold, securities borrowed, trading assets — debt and equity instruments and trading assets — derivative receivables.
(c)	Represents investment securities and private equity investments.
(d)	Effective with the third quarter of 2004, all goodwill is allocated to the Corporate line of business. Prior to the third quarter of 2004, goodwill was allocated to the various lines of business.
(e)	Excludes gains/losses on securities used to manage risk associated with mortgage servicing rights.

JPMORGAN CHASE & CO. CORPORATE FINANCIAL HIGHLIGHTS, CONTINUED (in millions)

				Heritage JPMC Only		1QTR 2005
	1QTR	4QTR	3QTR	2QTR	1QTR	Change
	2005	2004	2004	2004	2004	4QTR 2004	1QTR 2004
PRIVATE EQUITY
Private Equity Gains (Losses)
Direct Investments
Realized Gains	$633	$442	$277	$402	$302	43%	110%
Write-ups / (Write-downs)	206	(111)	(31)	(27)	(23)	NM	NM
Mark-to-Market Gains (Losses)	(89)	167	(27)	(1)	25	NM	NM

Total Direct Investments	750	498	219	374	304	51	147
Third-Party Fund Investments	39	8	16	18	(8)	388	NM

Total Private Equity Gains (Losses)	789	506	235	392	296	56	167
Other Income	5	16	14	11	12	(69)	(58)
Net Interest Income	(50)	(70)	(89)	(53)	(59)	29	15

Total Net Revenue	744	452	160	350	249	65	199
Total Noninterest Expense	62	79	73	67	69	(22)	(10)

Operating Earnings before Income Tax Expense	682	373	87	283	180	83	279
Income Tax Expense (Benefit)	245	134	27	96	64	83	283

OPERATING EARNINGS	$437	$239	$60	$187	$116	83	277

Private Equity Portfolio Information
Direct Investments
Publicly-Held Securities
Carrying Value	$1,149	$1,170	$958	$811	$697	(2)	65
Cost	808	744	675	566	520	9	55
Quoted Public Value	1,713	1,758	1,415	1,306	1,107	(3)	55
Privately-Held Direct Securities
Carrying Value	5,490	5,686	6,011	4,821	5,177	(3)	6
Cost	6,689	7,178	7,551	6,307	6,562	(7)	2
Third-Party Fund Investments
Carrying Value	550	641	1,138	751	961	(14)	(43)
Cost	934	1,042	1,761	1,208	1,512	(10)	(38)

Total Private Equity Portfolio — Carrying Value	$7,189	$7,497	$8,107	$6,383	$6,835	(4)	5

Total Private Equity Portfolio — Cost	$8,431	$8,964	$9,987	$8,081	$8,594	(6)	(2)

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION (in millions)

						Mar 31, 2005
				Heritage JPMC Only		Change
	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31	Mar 31
	2005	2004	2004	2004	2004	2004	2004
CREDIT EXPOSURE
WHOLESALE (a)
Loans — U.S.	$101,261	$99,868	$99,451	$45,532	$45,111	1%	124%
Loans — Non-U.S.	36,140	35,199	32,893	31,512	31,957	3	13

TOTAL WHOLESALE LOANS — REPORTED	137,401	135,067	132,344	77,044	77,068	2	78

CONSUMER (b)
Consumer Real Estate
Home Finance — Home Equity & Other	68,779	67,837	67,368	29,969	26,445	1	160
Home Finance — Mortgage	55,588	56,816	56,035	54,060	49,312	(2)	13

Total Home Finance	124,367	124,653	123,403	84,029	75,757	—	64
Auto & Education Finance	59,837	62,712	62,587	43,543	44,004	(5)	36
Small Business & Other Consumer	15,011	15,107	15,126	4,140	4,162	(1)	261
Credit Card Receivables — Reported	66,053	64,575	60,241	17,182	16,639	2	297

TOTAL CONSUMER LOANS — REPORTED	265,268	267,047	261,357	148,894	140,562	(1)	89

TOTAL LOANS — REPORTED	402,669	402,114	393,701	225,938	217,630	—	85
Credit Card Securitizations	67,328	70,795	71,256	34,138	34,478	(5)	95

TOTAL LOANS — MANAGED	469,997	472,909	464,957	260,076	252,108	(1)	86
Derivative Receivables	60,388	65,982	57,795	49,980	58,434	(8)	3
Interests in Purchased Receivables (c)	28,484	31,722	30,479	—	—	(10)	NM
Other Receivables	—	—	—	108	108	NM	NM

TOTAL CREDIT-RELATED ASSETS	558,869	570,613	553,231	310,164	310,650	(2)	80
Wholesale Lending-Related Commitments	316,282	309,399	315,946	213,671	216,242	2	46

TOTAL	$875,151	$880,012	$869,177	$523,835	$526,892	(1)	66

Memo: Total by Category
Total Wholesale Exposure (d)	$542,555	$542,170	$536,564	$340,803	$351,852	—	54
Total Consumer Managed Loans (e)	332,596	337,842	332,613	183,032	175,040	(2)	90

Total	$875,151	$880,012	$869,177	$523,835	$526,892	(1)	66

Risk Profile of Wholesale Credit Exposure:
Investment-Grade	$433,928	$441,930	$429,198	$282,127	$290,150	(2)	50
Noninvestment-Grade:
Noncriticized	101,859	91,605	97,126	52,438	54,044	11	88
Criticized Performing (f)	4,859	6,263	8,113	3,738	4,962	(22)	(2)
Criticized Nonperforming (f)	1,590	2,021	1,772	2,126	2,365	(21)	(33)

Total Noninvestment-Grade	$108,308	$99,889	$107,011	$58,302	$61,371	8	76

Purchased Held for Sale Commercial Loans (g)	$319	$351	$355	$374	$331	(9)	(4)

(a)	Includes Investment Bank, Commercial Banking, Treasury & Securities Services and Asset & Wealth Management.
(b)	Includes Retail Financial Services and Card Services.
(c)	These represent undivided interests in pools of receivables and similar types of assets.
(d)	Represents Total Wholesale Loans, Derivative Receivables, Interests in Purchased Receivables, Other Receivables and Wholesale Lending-Related Commitments.
(e)	Represents Total Consumer Loans plus Credit Card Securitizations, excluding consumer lending-related commitments.
(f)	For the quarter ended March 31, 2005, the Firm conformed its methodology for reporting Criticized exposure. Excluding this change in methodology, Criticized exposure would have been $7,632 million.
(g)	Represents distressed wholesale loans purchased as part of the IB's proprietary investing activities.

Note: The risk profile is based on JPMorgan Chase’s internal risk ratings, which generally correspond to the following ratings as defined by Standard & Poor’s / Moody’s:
Investment-Grade: AAA / Aaa to BBB- / Baa3
Noninvestment-Grade: BB+ / Ba1 and below

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED (in millions, except ratio data)

						Mar 31, 2005
				Heritage JPMC Only		Change
	Mar 31	Dec 31	Sep 30	Jun 30	Mar 31	Dec 31		Mar 31
	2005	2004	2004	2004	2004	2004		2004
NONPERFORMING ASSETS AND RATIOS
WHOLESALE LOANS
Loans — U.S.	$1,005	$1,228	$1,405	$726	$939	(18	) %	7%
Loans — Non-U.S.	324	346	378	715	839	(6)		(61)

TOTAL WHOLESALE LOANS-REPORTED (a)	1,329	1,574	1,783	1,441	1,778	(16)		(25)

CONSUMER LOANS
Consumer Real Estate	691	673	789	320	355	3		95
Auto & Education Finance	171	193	211	114	111	(11)		54
Small Business & Other Consumer	288	295	308	85	80	(2)		260
Credit Card Receivables — Reported	8	8	9	9	10	—		(20)

TOTAL CONSUMER LOANS—REPORTED	1,158	1,169	1,317	528	556	(1)		108

TOTAL LOANS REPORTED (a)	2,487	2,743	3,100	1,969	2,334	(9)		7
Derivative Receivables	241	241	238	223	240	—		—
Other Receivables	—	—	—	108	108	NM		NM
Assets Acquired in Loan Satisfactions	221	247	299	182	200	(11)		11

TOTAL NONPERFORMING ASSETS (a)	$2,949	$3,231	$3,637	$2,482	$2,882	(9)		2

PURCHASED HELD FOR SALE WHOLESALE LOANS (b)	$319	$351	$355	$374	$331	(9)		(4)

TOTAL NONPERFORMING LOANS TO TOTAL LOANS	0.62%	0.68%	0.79%	0.87%	1.07%	(6)	bp	(45)	bp

NONPERFORMING ASSETS BY LOB
Investment Bank	$1,056	$1,196	$1,321	$1,541	$1,855	(12	) %	(43	) %
Retail Financial Services	1,351	1,385	1,557	693	736	(2)		84
Card Services	8	8	9	9	10	—		(20)
Commercial Banking	452	547	606	132	166	(17)		172
Treasury & Securities Services	4	14	4	5	—	(71)		NM
Asset and Wealth Management	78	81	140	102	115	(4)		(32)

Total	$2,949	$3,231	$3,637	$2,482	$2,882	(9)		2

(a)	Excludes purchased held-for-sale (“HFS”) wholesale loans.
(b)	Represents distressed wholesale loans purchased as part of the IB’s proprietary investing activities.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED (in millions, except ratio data)

				Heritage JPMC Only		1QTR 2005
	1QTR	4QTR	3QTR	2QTR	1QTR	Change
	2005	2004	2004	2004	2004	4QTR 2004		1QTR 2004
GROSS CHARGE-OFFS

Wholesale Loans	$61	$123	$80	$172	$168	(50	) %	(64	) %
Consumer (Excluding Card)	219	658	269	104	112	(67)		96
Credit Card Receivables — Reported	753	784	760	281	294	(4)		156

Total Loans — Reported	1,033	1,565	1,109	557	574	(34)		80
Credit Card Securitizations	1,034	1,126	1,039	540	527	(8)		96

Total Loans — Managed	2,067	2,691	2,148	1,097	1,101	(23)		88

RECOVERIES

Wholesale Loans	70	55	104	119	79	27		(11)
Consumer (Excluding Card)	67	52	50	24	27	29		148
Credit Card Receivables — Reported	80	60	90	22	24	33		233

Total Loans — Reported	217	167	244	165	130	30		67
Credit Card Securitizations	117	115	111	54	54	2		117

Total Loans — Managed	334	282	355	219	184	18		82

NET CHARGE-OFFS

Wholesale Loans	(9)	68	(24)	53	89	NM		NM
Consumer (Excluding Card)	152	606	219	80	85	(75)		79
Credit Card Receivables — Reported	673	724	670	259	270	(7)		149

Total Loans — Reported	816	1,398	865	392	444	(42)		84
Credit Card Securitizations	917	1,011	928	486	473	(9)		94

Total Loans — Managed	$1,733	$2,409	$1,793	$878	$917	(28)		89

NET CHARGE-OFF RATES — ANNUALIZED
Wholesale Loans (a)	(0.03)%	0.21%	(0.08)%	0.29%	0.50%	(24	) bp	(53	) bp
Consumer (Excluding Card) (b)	0.34	1.28	0.47	0.29	0.32	(94)		2
Credit Card Receivables — Reported	4.25	4.70	4.49	6.07	6.37	(45)		(212)
Total Loans — Reported (a) (b)	0.88	1.47	0.93	0.77	0.92	(59)		(4)
Credit Card Securitizations	5.36	5.70	5.20	5.74	5.53	(34)		(17)
Total Loans — Managed (a) (b)	1.58	2.13	1.62	1.48	1.61	(55)		(3)

Memo: Credit Card — Managed	4.83	5.24	4.88	5.85	5.81	(41)		(98)

(a)
Wholesale loans held for sale were $8,154 million, $7,684 million, $7,281 million, $5,199 million and $5,245 million for the quarters ended March 31, 2005, December 31, 2004, September 30, 2004, June 30, 2004 and March 31, 2004, respectively. These amounts are not included in the net charge-off rates.

(b)
Average consumer loans (excluding Card) held for sale were $15,861 million, $13,534 million, $14,479 million, $15,638 million and $15,311 million for the quarters ended March 31, 2005, December 31, 2004, September 30, 2004, June 30, 2004 and March 31, 2004, respectively. These amounts are not included in the net charge-off rates.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED (in millions, except ratio data)

					Heritage JPMC Only		1QTR 2005
	1QTR	4QTR	3QTR		2QTR	1QTR	Change
	2005	2004	2004		2004	2004	4QTR 2004		1QTR 2004
SUMMARY OF CHANGES IN THE ALLOWANCE FOR LOAN LOSSES
Beginning Balance	$7,320	$7,493	$3,967		$4,120	$4,523	(2	) %	62%
Addition Resulting from the Bank One Merger, July 1, 2004	—	—	3,123		—	—	NM		NM
Net Charge-Offs	(816)	(1,398)	(865)		(392)	(444)	42		(84)
Provision for Loan Losses:
Provision Excluding Accounting Policy Conformity	431	681	835		240	42	(37)		NM
Accounting Policy Conformity	—	525	560		—	—	NM		NM

Total Provision for Loan Losses	431	1,206	1,395		240	42	(64)		NM
Other	—	19	(127	) (a)	(1)	(1)	NM		NM

Ending Balance	$6,935	$7,320	$7,493		$3,967	$4,120	(5)		68

SUMMARY OF CHANGES IN THE ALLOWANCE FOR LENDING-RELATED COMMITMENTS
Beginning Balance	$492	$541	$260		$297	$324	(9)		52
Addition Resulting from the Bank One Merger, July 1, 2004	—	—	508		—	—	NM		NM
Provision for Lending-Related Commitments:
Provision Excluding Accounting Policy Conformity	(4)	(49)	1		(37)	(27)	92		85
Accounting Policy Conformity	—	—	(227)		—	—	NM		NM

Total Provision for Lending-Related Commitments	(4)	(49)	(226)		(37)	(27)	92		85
Other	—	—	(1)		—	—	NM		NM

Ending Balance	$488	$492	$541		$260	$297	(1)		64

ALLOWANCE COMPONENTS AND RATIOS ALLOWANCE FOR LOAN LOSSES
Wholesale
Asset Specific	$385	$469	$498		NA	NA	(18)		NM
Formula — Based
Statistical Calculation	1,448	1,639	1,832		NA	NA	(12)		NM
Adjustments to the Statistical Calculation	894	990	1,126		NA	NA	(10)		NM

Total Wholesale	2,727	3,098	3,456		1,715	1,869	(12)		46

Consumer
Formula — Based
Statistical Calculation	3,113	3,169	3,159		NA	NA	(2)		NM
Adjustments to the Statistical Calculation	1,095	1,053	878		NA	NA	4		NM

Total Consumer	4,208	4,222	4,037		2,252	2,251	—		87

Total Allowance for Loan Losses	6,935	7,320	7,493		3,967	4,120	(5)		68
Allowance for Lending-Related Commitments	488	492	541		260	297	(1)		64

Total Allowance for Credit Losses	$7,423	$7,812	$8,034		$4,227	$4,417	(5)		68

Wholesale Allowance for Loan Losses to Total Wholesale Loans (b)	2.11%	2.43%	2.76%		2.39%	2.60%	(32	) bp	(49	) bp
Consumer Allowance for Loan Losses to Total Consumer Loans (c)	1.69	1.70	1.62		1.67	1.78	(1)		(9)
Allowance for Loan Losses to Total Loans (b) (c)	1.83	1.94	2.01		1.92	2.08	(11)		(25)
Allowance for Loan Losses to Total Nonperforming Loans (d)	283	268	248		206	183	1,500		10,000
ALLOWANCE FOR LOAN LOSSES BY LOB
Investment Bank	$1,191	$1,547	$1,841		$742	$855	(23	) %	39%
Retail Financial Services	1,168	1,228	1,764		1,061	1,063	(5)		10
Card Services	3,040	2,994	2,273		1,191	1,188	2		156
Commercial Banking	1,312	1,322	1,350		107	111	(1)		NM
Treasury & Securities Services	5	9	9		2	2	(44)		150
Asset and Wealth Management	214	216	241		76	86	(1)		149
Corporate	5	4	15		788	815	25		(99)

Total	$6,935	$7,320	$7,493		$3,967	$4,120	(5)		68

(a)	Related to the transfer of the allowance for accrued interest and fees on reported and securitized credit card loans.
(b)
Loans held for sale were $8,154 million, $7,684 million, $7,281 million, $5,199 million and $5,245 million as of March 31, 2005, December 31, 2004, September 30, 2004, June 30, 2004, and March 31, 2004, respectively. These amounts are not included in the allowance coverage ratios.

(c)
Loans held for sale were $16,532 million, $18,022 million, $12,816 million, $14,217 million and $14,334 million as of March 31, 2005, December 31, 2004, September 30, 2004, June 30, 2004, and March 31, 2004, respectively. These amounts are not included in the allowance coverage ratios.

(d)
Nonperforming loans held for sale were $33 million, $15 million, $78 million, $46 million and $80 million as of March 31, 2005, December 31, 2004, September 30, 2004, June 30, 2004, and March 31, 2004, respectively. These amounts are not included in the allowance coverage ratios.

JPMORGAN CHASE & CO. CREDIT-RELATED INFORMATION, CONTINUED (in millions)

				Heritage JPMC Only		1QTR 2005
	1QTR	4QTR	3QTR	2QTR	1QTR	Change
	2005	2004	2004	2004	2004	4QTR 2004		1QTR 2004
PROVISION FOR CREDIT LOSSES
LOANS
Investment Bank	$(356)	$(120)	$(148)	$(96)	$(161)	(197	) %	(121	) %
Commercial Banking	(8)	17	10	23	(15)	NM		47
Treasury & Securities Services	(5)	3	—	3	1	NM		NM
Asset & Wealth Management	(7)	(21)	1	(3)	11	67		NM
Corporate	(4)	—	(1)	(27)	(82)	NM		95

Total Wholesale	(380)	(121)	(138)	(100)	(246)	(214)		(54)
Retail Financial Services	92	78	239	78	55	18		67
Card Services	719	724	734	262	233	(1)		209

Total Consumer	811	802	973	340	288	1		182
Accounting Policy Conformity (a)	—	525	560	—	—	NM		NM

Total Provision for Loan Losses	431	1,206	1,395	240	42	(64)		NM

LENDING-RELATED COMMITMENTS
Investment Bank	$(10)	$(53)	$(3)	$(32)	$(27)	81		63
Commercial Banking	2	4	4	(4)	2	(50)		—
Treasury & Securities Services	2	—	—	—	—	NM		NM
Asset & Wealth Management	—	—	—	(1)	(1)	NM		NM
Corporate	—	—	—	—	—	NM		NM

Total Wholesale	(6)	(49)	1	(37)	(26)	88		77
Retail Financial Services	2	—	—	—	(1)	NM		NM
Card Services	—	—	—	—	—	NM		NM

Total Consumer	2	—	—	—	(1)	NM		NM
Accounting Policy Conformity (b)	—	—	(227)	—	—	NM		NM

Total Provision for Lending-Related Commitments	(4)	(49)	(226)	(37)	(27)	92		85

TOTAL PROVISION FOR CREDIT LOSSES
Investment Bank	$(366)	$(173)	$(151)	$(128)	$(188)	(112)		(95)
Commercial Banking	(6)	21	14	19	(13)	NM		54
Treasury & Securities Services	(3)	3	—	3	1	NM		NM
Asset & Wealth Management	(7)	(21)	1	(4)	10	67		NM
Corporate	(4)	—	(1)	(27)	(82)	NM		95

Total Wholesale	(386)	(170)	(137)	(137)	(272)	(127)		(42)
Retail Financial Services	94	78	239	78	54	21		74
Card Services	719	724	734	262	233	(1)		209

Total Consumer	813	802	973	340	287	1		183
Accounting Policy Conformity	—	525	333	—	—	NM		NM

Total Provision for Credit Losses	427	1,157	1,169	203	15	(63)		NM

Securitized Credit Losses	917	1,011	928	486	473	(9)		94
Accounting Policy Conformity	—	(525)	(333)	—	—	NM		NM

Managed Provision for Credit Losses	$1,344	$1,643	$1,764	$689	$488	(18)		175

(a)
Reflects an increase of $721 million for both the fourth quarter and third quarter of 2004, as a result of the decertification of heritage Bank One seller’s interest in credit card securitizations, partially offset by reductions of $196 million and $161 million to conform methodologies in the fourth and third quarters of 2004, respectively.

(b)	Reflects a reduction of $227 million for the third quarter of 2004 to conform methodologies in the wholesale portfolio.

JPMORGAN CHASE & CO. CAPITAL (in millions, except ratio and per share data)

					Heritage JPMC Only		1QTR 2005
	1QTR		4QTR	3QTR	2QTR	1QTR	Change
	2005		2004	2004	2004	2004	4QTR 2004		1QTR 2004
COMMON SHARES OUTSTANDING
Basic Weighted-Average Shares Outstanding	3,517.5		3,514.7	3,513.5	2,042.8	2,032.3	—%		73%
Diluted Weighted-Average Shares Outstanding	3,569.8		3,602.0	3,592.0	2,042.8	2,092.7	(1)		71
Common Shares Outstanding — at Period End	3,525.3		3,556.2	3,564.1	2,087.5	2,081.7	(1)		69
Cash Dividends Declared per Share	$0.34		$0.34	$0.34	$0.34	$0.34	—		—
Book Value per Share	29.78		29.61	29.42	21.52	22.62	1		32
Dividend Payout	54%		74%	87%	NM	38%	(2,000	) bp	1,600	bp
SHARE PRICE
High	$39.69		$40.45	$40.25	$42.57	$43.84	(2	) %	(9	) %
Low	34.32		36.32	35.50	34.62	36.30	(6)		(5)
Close	34.60		39.01	39.73	38.77	41.95	(11)		(18)
STOCK REPURCHASE PROGRAM (b)
Aggregate Repurchases	$1,315.6		$599.8	$137.9	NM	NM
Common Shares Repurchased	36.0		15.8	3.5	NM	NM
Average Purchase Price	$36.57		$38.01	$39.42	NM	NM
CAPITAL RATIOS
Tier 1 Capital	$69,436	(a)	$68,621	$69,309	$43,537	$44,686	1		55
Total Capital	96,379	(a)	96,807	96,666	59,357	60,898	—		58
Risk-Weighted Assets	804,461	(a)	791,373	803,464	530,270	534,971	2		50
Adjusted Average Assets	1,109,536	(a)	1,102,456	1,065,244	790,390	758,260	1		46
Tier 1 Capital Ratio	8.6	% (a)	8.7%	8.6%	8.2%	8.4%	(10	) bp	20	bp
Total Capital Ratio	12.0	(a)	12.2	12.0	11.2	11.4	(20)		60
Tier 1 Leverage Ratio	6.3	(a)	6.2	6.5	5.5	5.9	10		40
INTANGIBLE ASSETS
Goodwill	$43,440		$43,203	$42,947	$8,731	$8,730	1%		398%
Mortgage Servicing Rights	5,663		5,080	5,168	5,707	4,189	11		35
Purchased Credit Card Relationships	3,703		3,878	4,055	893	953	(5)		289
All Other Intangibles	5,514		5,726	5,945	799	813	(4)		NM

Total Intangibles	$58,320		$57,887	$58,115	$16,130	$14,685	1		297

(a)	Estimated
(b)	Excludes commission costs.

JPMORGAN CHASE & CO. Glossary of Terms

Assets Under Management: Represent assets actively managed by Asset & Wealth Management on behalf of institutional, private banking, private client services and retail clients. Excludes assets managed at American Century Companies, Inc., in which the Firm has a 43% ownership interest.

Assets Under Supervision: Represent assets under management as well as custody, brokerage, administration and deposit accounts.

Average Managed Assets: Refers to total assets on the Firm’s balance sheet plus credit card receivables that have been securitized.

bp: Denotes basis points; 100 bp equals 1%.

Contractual Credit Card Charge-off: In accordance with the Federal Financial Institutions Examination Council Policy, credit card loans are charged-off by the end of the month in which the account becomes 180 days past due or within 60 days from receiving notification of the filing of bankruptcy, whichever is earlier.

Corporate: Includes Treasury, Private Equity, Support Units and the net effects remaining at the Corporate level after the implementation of management accounting policies.

Managed Credit Card Receivables or Managed Basis: Refers to credit card receivables on the Firm’s balance sheet plus credit card receivables that have been securitized.

NA: Data is not applicable for the period presented.

NM: Not meaningful

Operating Basis or Operating Earnings: Reported results excluding the impact of merger costs, other special items and credit card securitizations.

Overhead Ratio: Noninterest expense as a percentage of total net revenue.

Reported Basis: Financial statements prepared under accounting principles generally accepted in the United States of America (“U.S. GAAP”). The reported basis includes the impact of merger costs, other special items and credit card securitizations.

Segment Results: All periods are on a comparable basis, although restatements may occur in future periods to reflect further alignment of management accounting policies or changes in organizational structures between businesses.

Special Items: Includes merger costs, litigation reserve charge and accounting policy conformity adjustments.

Unaudited: The financial statements and information included throughout this document are unaudited and have not been subjected to auditing procedures sufficient to permit an independent certified public accountant to express an opinion.

Value-at-Risk (“VAR”): A measure of the dollar amount of potential loss from adverse market moves in an ordinary market environment.

JPMORGAN CHASE & CO. Line of Business Metrics

Investment Banking

IB’s revenues are comprised of the following:

1. Investment banking fees includes advisory, equity underwriting, bond underwriting and loan syndication fees.

2. Fixed income markets includes client and portfolio management revenue related to both market-making and proprietary risk-taking across global fixed income markets, including government and corporate debt, foreign exchange, interest rate and commodities markets.

3. Equities markets includes client and portfolio management revenue related to market-making and proprietary risk-taking across global equity products, including cash instruments, derivatives and convertibles.

4. Credit portfolio revenue includes Net interest income, fees and loan sale activity for IB’s credit portfolio. Credit portfolio revenue also includes gains or losses on securities received as part of a loan restructuring, and changes in the credit valuation adjustment (“CVA”), which is the component of the fair value of a derivative that reflects the credit quality of the counterparty. Credit portfolio revenue also includes the results of risk management related to the Firm’s lending and derivative activities.

Retail Financial Services

Home Finance’s origination channels are comprised of the following:

1. Retail – A mortgage banker employed by the Firm directly contacts borrowers who are buying or refinancing a home through a branch office, through the Internet or by phone. Borrowers are frequently referred to a mortgage banker by real estate brokers, home builders or other third parties.

2. Wholesale – A third-party mortgage broker refers loans to a mortgage banker at the Firm. Brokers are independent loan originators that specialize in finding and counseling borrowers but do not provide funding for loans.

3. Correspondent – Banks, thrifts, other mortgage banks and other financial institutions sell closed loans to the Firm.

4. Correspondent negotiated transactions (“CNT”) – Mid- to large-sized mortgage lenders, banks and bank-owned mortgage companies sell servicing to the Firm on an as-originated basis. These transactions supplement traditional production channels and provide growth opportunities in the servicing portfolio in stable and rising-rate periods.

Description of selected business metrics within Consumer & Small Business Banking:

1. Personal bankers – Retail branch office personnel who acquire, retain and expand new and existing customer relationships by assessing customer needs and recommending and selling appropriate banking products and services.

2. Investment sales representatives – Licensed retail branch sales personnel, assigned to support several branches, who assist with the sale of investment products including college planning accounts, mutual funds, annuities and retirement accounts.

Description of selected business metrics within Insurance:

1. Proprietary annuity sales represent annuity contracts marketed through and issued by subsidiaries of the Firm.

2. Insurance in force – direct/assumed includes the aggregate face amount of insurance policies directly underwritten and assumed through reinsurance.

3. Insurance in force – retained includes the aggregate face amounts of insurance policies directly underwritten and assumed through reinsurance, after reduction for face amounts ceded to reinsurers.

Card Services

Description of selected business metrics within Card Services:

1. Charge volume – Represents the dollar amount of cardmember purchases, balance transfers and cash advance activity.

2. Net accounts opened – Includes originations, purchases and sales.

3. Merchant acquiring business – Represents an entity that processes payments for merchants. JPMorgan Chase is a majority owner of Paymentech, Inc. and a 50% owner of Chase Merchant Services.

4. Bank card volume – Represents the dollar amount of transactions processed for the merchants.

5. Total transactions – Represents the number of transactions and authorizations processed for the merchants.

Commercial Banking

Commercial Banking revenues are comprised of the following:

1. Lending incorporates a variety of financing alternatives, such as term loans, revolving lines of credit and asset-based structures and leases, which are often secured by receivables, inventory, equipment or real estate.

2. Treasury services incorporates a broad range of products and services to help clients manage short-term liquidity through deposits and sweeps, and longer-term investment needs through money market accounts, certificates of deposit and mutual funds; manage working capital through lockbox, global trade, global clearing and commercial card products; and have ready access to information to manage their business through on-line reporting tools.

3. Investment banking products provide clients with more sophisticated capital-raising alternatives, through loan syndications, investment-grade debt, asset-backed securities, private placements, high-yield bonds and equity underwriting, and balance sheet and risk management tools through foreign exchange, derivatives, M&A and advisory services.

Treasury & Securities Services

Treasury & Securities Services firmwide metrics include certain TSS product revenues and deposits reported in other lines of business for customers who are also customers of those lines of business. In order to capture the firmwide impact of TS and TSS products and revenues, management reviews firmwide metrics such as firmwide liability balances, firmwide revenue and firmwide overhead ratios in assessing financial performance for TSS. Firmwide metrics are necessary in order to understand the aggregate TSS business.

Asset & Wealth Management

AWM’s client segments are comprised of the following:

1. The Private bank addresses every facet of wealth management for ultra-high-net-worth individuals and families worldwide, including investment management, capital markets and risk management, tax and estate planning, banking, capital raising and specialty wealth advisory services.

2. Retail provides more than 2 million customers worldwide with investment management, retirement planning and administration, and brokerage services through third-party and direct distribution channels.

3. Institutional serves more than 3,000 large and mid-size corporate and public institutions, endowments and foundations, and governments globally. AWM offers institutions comprehensive global investment services, including investment management across asset classes, pension analytics, asset-liability management, active risk budgeting and overlay strategies.

4. Private client services offers high-net-worth individuals, families and business owners comprehensive wealth management solutions that include financial planning, personal trust, investment and banking products and services.

APPENDIX

JPMORGAN CHASE & CO. RECONCILIATION FROM REPORTED TO OPERATING BASIS (in millions, except per share and ratio data)

	FIRST QUARTER 2005

				Special Items (c)
	Reported	Trading	Credit	Merger	Litigation	Accounting	Tax Equivalent		Operating
	Results	Reclass (a)	Card (b)	Costs	Reserves	Policy Conformity	Adjustments	(d)	Basis
REVENUE
Investment Banking Fees	$993	$—	$—	$—	$—	$—	$—		$993
Trading Revenue	1,859	328	—	—	—	—	—		2,187
Lending & Deposit Related Fees	820	—	—	—	—	—	—		820
Asset Management, Administration and Commissions	2,455	—	—	—	—	—	—		2,455
Securities / Private Equity Gains (Losses)	(45)	—	—	—	—	—	—		(45)
Mortgage Fees and Related Income	405	—	—	—	—	—	—		405
Credit Card Income	1,734	—	(815)	—	—	—	—		919
Other Income	201	—	—	—	—	—	115		316

Noninterest Revenue	8,422	328	(815)	—	—	—	115		8,050

Net Interest Income	5,225	(328)	1,732	—	—	—	61		6,690

TOTAL NET REVENUE	13,647	—	917	—	—	—	176		14,740

Provision for Credit Losses	427	—	917	—	—	—	—		1,344

NONINTEREST EXPENSE
Compensation Expense	4,702	—	—	—	—	—	—		4,702
Occupancy Expense	525	—	—	—	—	—	—		525
Technology and Communications Expense	920	—	—	—	—	—	—		920
Professional & Outside Services	1,074	—	—	—	—	—	—		1,074
Marketing	483	—	—	—	—	—	—		483
Other Expense	805	—	—	—	—	—	—		805
Amortization of Intangibles	383	—	—	—	—	—	—		383

Total Noninterest Expense before Merger Costs and Litigation Reserve Charge	8,892	—	—	—	—	—	—		8,892
Merger Costs	145	—	—	(145)	—	—	—		—
Litigation Reserve Charge	900	—	—	—	(900)	—	—		—

TOTAL NONINTEREST EXPENSE	9,937	—	—	(145)	(900)	—	—		8,892

Income (Loss) before Income Tax Expense	3,283	—	—	145	900	—	176		4,504
Income Tax Expense (Benefit)	1,019	—	—	55	342	—	176		1,592

NET INCOME (LOSS)	$2,264	$—	$—	$90	$558	$—	$—		$2,912

FINANCIAL RATIOS
Diluted Earnings per Share	$0.63	$—	$—	$0.03	$0.15	$—	$—		$0.81
ROE	9%	—%	—%	—%	2%	—%	—%		11%
ROE-GW	15	—	—	1	3	—	—		19
ROA	0.79	NM	NM	NM	NM	NM	NM		0.96
Overhead Ratio	73	NM	NM	NM	NM	NM	NM		60
Effective Income Tax Rate	31	NM	NM	38	38	NM	100		35

(a)	The reclassification of trading-related net interest income from Net Interest Income to Trading Revenue primarily impacts the Investment Bank segment results.
(b)	The impact of credit card securitizations affects Card Services. See page 18 for further information.
(c)
Special items are excluded from Operating earnings, as management believes these items are not part of the Firm’s normal daily business operations (and, therefore, are not indicative of trends), and do not provide meaningful comparisons with other periods. These items include Merger costs, significant litigation charges, charges to conform accounting policies and other items. Merger costs of $145 million reflects costs associated with the Merger; significant litigation charges of $900 million were taken in the first quarter of 2005.

(d)	For a description of the tax-equivalent adjustments, see the Operating Basis cover page.

JPMORGAN CHASE & CO. RECONCILIATION FROM REPORTED TO OPERATING BASIS (in millions, except per share and ratio data)

	FOURTH QUARTER 2004

				Special Items (c)
	Reported	Trading	Credit	Merger	Litigation	Accounting	Tax Equivalent		Operating
	Results	Reclass (a)	Card (b)	Costs	Reserves	Policy Conformity	Adjustments	(d)	Basis
REVENUE
Investment Banking Fees	$1,073	$—	$—	$—	$—	$—	$—		$1,073
Trading Revenue	611	511	—	—	—	—	—		1,122
Lending & Deposit Related Fees	903	—	—	—	—	—	—		903
Asset Management, Administration and Commissions	2,285	—	—	—	—	—	—		2,285
Securities / Private Equity Gains (Losses)	569	—	—	—	—	—	—		569
Mortgage Fees and Related Income	130	—	—	—	—	—	—		130
Credit Card Income	1,822	—	(786)	—	—	—	—		1,036
Other Income	228	—	1	—	—	—	178		407

Noninterest Revenue	7,621	511	(785)	—	—	—	178		7,525

Net Interest Income	5,329	(511)	1,796	—	—	—	10		6,624

TOTAL NET REVENUE	12,950	—	1,011	—	—	—	188		14,149

Provision for Credit Losses	1,157	—	1,011	—	—	(525)	—		1,643

NONINTEREST EXPENSE
Compensation Expense	4,211	—	—	—	—	—	—		4,211
Occupancy Expense	609	—	—	—	—	—	—		609
Technology and Communications Expense	1,051	—	—	—	—	—	—		1,051
Professional & Outside Services	1,191	—	—	—	—	—	—		1,191
Marketing	428	—	—	—	—	—	—		428
Other Expense	981	—	—	—	—	—	—		981
Amortization of Intangibles	392	—	—	—	—	—	—		392

Total Noninterest Expense before Merger Costs and Litigation Reserve Charge	8,863	—	—	—	—	—	—		8,863
Merger Costs	523	—	—	(523)	—	—	—		—
Litigation Reserve Charge	—	—	—	—	—	—	—		—

TOTAL NONINTEREST EXPENSE	9,386	—	—	(523)	—	—	—		8,863

Income (Loss) before Income Tax Expense	2,407	—	—	523	—	525	188		3,643
Income Tax Expense (Benefit)	741	—	—	199	—	199	188		1,327

NET INCOME (LOSS)	$1,666	$—	$—	$324	$—	$326	$—		$2,316

FINANCIAL RATIOS
Diluted Earnings per Share	$0.46	$—	$—	$0.09	$—	$0.09	$—		$0.64
ROE	6%	—%	—%	1%	—%	2%	—%		9%
ROE-GW	11	—	—	2	—	2	—		15
ROA	0.57	NM	NM	NM	NM	NM	NM		0.75
Overhead Ratio	72	NM	NM	NM	NM	NM	NM		63
Effective Income Tax Rate	31	NM	NM	38	NM	38	100		36

(a)	The reclassification of trading-related net interest income from Net Interest Income to Trading Revenue primarily impacts the Investment Bank segment results.
(b)	The impact of credit card securitizations affects Card Services. See page 18 for further information.
(c)
Special items are excluded from Operating earnings, as management believes these items are not part of the Firm’s normal daily business operations (and, therefore, are not indicative of trends), and do not provide meaningful comparisons with other periods. These items include Merger costs, significant litigation charges, charges to conform accounting policies and other items. Merger costs of $523 million reflects costs associated with the Merger.

(d)	For a description of the tax-equivalent adjustments, see the Operating Basis cover page.

JPMORGAN CHASE & CO. RECONCILIATION FROM REPORTED TO OPERATING BASIS (in millions, except per share and ratio data)

	THIRD QUARTER 2004

				Special Items (c)
	Reported	Trading	Credit	Merger	Litigation	Accounting	Tax Equivalent	Operating
	Results	Reclass (a)	Card (b)	Costs	Reserves	Policy Conformity	Adjustments (d)	Basis
REVENUE
Investment Banking Fees	$879	$—	$—	$—	$—	$—	$—	$879
Trading Revenue	408	424	—	—	—	—	—	832
Lending & Deposit Related Fees	943	—	—	—	—	—	—	943
Asset Management, Administration and Commissions	2,141	—	—	—	—	—	—	2,141
Securities / Private Equity Gains (Losses)	413	—	—	—	—	—	—	413
Mortgage Fees and Related Income	277	—	—	—	—	—	—	277
Credit Card Income	1,782	—	(848)	—	—	—	—	934
Other Income	210	—	(3)	—	—	118	64	389

Noninterest Revenue	7,053	424	(851)	—	—	118	64	6,808

Net Interest Income	5,452	(424)	1,779	—	—	—	(36)	6,771

TOTAL NET REVENUE	12,505	—	928	—	—	118	28	13,579

Provision for Credit Losses	1,169	—	928	—	—	(333)	—	1,764

NONINTEREST EXPENSE
Compensation Expense	4,050	—	—	—	—	—	—	4,050
Occupancy Expense	604	—	—	—	—	—	—	604
Technology and Communications Expense	1,046	—	—	—	—	—	—	1,046
Professional & Outside Services	1,103	—	—	—	—	—	—	1,103
Marketing	506	—	—	—	—	—	—	506
Other Expense	920	—	—	—	—	—	—	920
Amortization of Intangibles	396	—	—	—	—	—	—	396

Total Noninterest Expense before Merger Costs and Litigation Reserve Charge	8,625	—	—	—	—	—	—	8,625
Merger Costs	752	—	—	(752)	—	—	—	—
Litigation Reserve Charge	—	—	—	—	—	—	—	—

TOTAL NONINTEREST EXPENSE	9,377	—	—	(752)	—	—	—	8,625

Income (Loss) before Income Tax Expense	1,959	—	—	752	—	451	28	3,190
Income Tax Expense (Benefit)	541	—	—	290	—	172	28	1,031

NET INCOME (LOSS)	$1,418	$—	$—	$462	$—	$279	$—	$2,159

FINANCIAL RATIOS
Diluted Earnings per Share	$0.39	$—	$—	$0.13	$—	$0.08	$—	$0.60
ROE	5%	—%	—%	2%	—%	1%	—%	8%
ROE-GW	9	—	—	3	—	2	—	14
ROA	0.50	NM	NM	NM	NM	NM	NM	0.72
Overhead Ratio	75	NM	NM	NM	NM	NM	NM	64
Effective Income Tax Rate	28	NM	NM	39	NM	38	100	32

(a)	The reclassification of trading-related net interest income from Net Interest Income to Trading Revenue primarily impacts the Investment Bank segment results.
(b)	The impact of credit card securitizations affects Card Services. See page 18 for further information.
(c)
Special items are excluded from Operating earnings, as management believes these items are not part of the Firm’s normal daily business operations (and, therefore, are not indicative of trends), and do not provide meaningful comparisons with other periods. These items include Merger costs, significant litigation charges, charges to conform accounting policies and other items. Merger costs of $752 million reflects costs associated with the Merger.

(d)	For a description of the tax-equivalent adjustments, see the Operating Basis cover page.

JPMORGAN CHASE & CO. RECONCILIATION FROM REPORTED TO OPERATING BASIS (in millions, except per share and ratio data)

	SECOND QUARTER 2004

				Special Items (c)
	Reported	Trading	Credit	Merger	Litigation	Accounting	Tax Equivalent	Operating
	Results	Reclass (a)	Card (b)	Costs	Reserves	Policy Conformity	Adjustments (d)	Basis
REVENUE
Investment Banking Fees	$893	$—	$—	$—	$—	$—	$—	$893
Trading Revenue	873	439	—	—	—	—	—	1,312
Lending & Deposit Related Fees	412	—	—	—	—	—	—	412
Asset Management, Administration and Commissions	1,770	—	—	—	—	—	—	1,770
Securities / Private Equity Gains (Losses)	460	—	—	—	—	—	—	460
Mortgage Fees and Related Income	338	—	—	—	—	—	—	338
Credit Card Income	631	—	(307)	—	—	—	—	324
Other Income	260	—	(45)	—	—	—	41	256

Noninterest Revenue	5,637	439	(352)	—	—	—	41	5,765

Net Interest Income	2,994	(439)	838	—	—	—	18	3,411

TOTAL NET REVENUE	8,631	—	486	—	—	—	59	9,176

Provision for Credit Losses	203	—	486	—	—	—	—	689

NONINTEREST EXPENSE
Compensation Expense	2,943	—	—	—	—	—	—	2,943
Occupancy Expense	440	—	—	—	—	—	—	440
Technology and Communications Expense	786	—	—	—	—	—	—	786
Professional & Outside Services	752	—	—	—	—	—	—	752
Marketing	202	—	—	—	—	—	—	202
Other Expense	511	—	—	—	—	—	—	511
Amortization of Intangibles	79	—	—	—	—	—	—	79

Total Noninterest Expense before Merger Costs and Litigation Reserve Charge	5,713	—	—	—	—	—	—	5,713
Merger Costs	90	—	—	(90)	—	—	—	—
Litigation Reserve Charge	3,700	—	—	—	(3,700)	—	—	—

TOTAL NONINTEREST EXPENSE	9,503	—	—	(90)	(3,700)	—	—	5,713

Income (Loss) before Income Tax Expense	(1,075)	—	—	90	3,700	—	59	2,774
Income Tax Expense (Benefit)	(527)	—	—	30	1,406	—	59	968

NET INCOME (LOSS)	$(548)	$—	$—	$60	$2,294	$—	$—	$1,806

FINANCIAL RATIOS
Diluted Earnings per Share	$(0.27)	$—	$—	$0.03	$1.09	$—	$—	$0.85
ROE	NM	NM	NM	NM	NM	NM	NM	15%
ROE-GW	NM	NM	NM	NM	NM	NM	NM	19
ROA	NM	NM	NM	NM	NM	NM	NM	0.87
Overhead Ratio	110%	NM	NM	NM	NM	NM	NM	62
Effective Income Tax Rate	49	NM	NM	33%	38%	NM	100%	35

(a)	The reclassification of trading-related net interest income from Net Interest Income to Trading Revenue primarily impacts the Investment Bank segment results.
(b)	The impact of credit card securitizations affects Card Services. See page 18 for further information.
(c)
Special items are excluded from Operating earnings, as management believes these items are not part of the Firm’s normal daily business operations (and, therefore, are not indicative of trends), and do not provide meaningful comparisons with other periods. These items include Merger costs, significant litigation charges, charges to conform accounting policies and other items. Merger costs of $90 million reflects costs associated with the Merger; significant litigation charges of $3.7 billion were taken in the second quarter of 2004.

(d)	For a description of the tax-equivalent adjustments, see the Operating Basis cover page.

JPMORGAN CHASE & CO. RECONCILIATION FROM REPORTED TO OPERATING BASIS (in millions, except per share and ratio data)

	FIRST QUARTER 2004

				Special Items
	Reported	Trading	Credit	Merger	Litigation	Accounting	Tax Equivalent	Operating
	Results	Reclass (a)	Card (b)	Costs	Reserves	Policy Conformity	Adjustments (c)	Basis
REVENUE
Investment Banking Fees	$692	$—	$—	$—	$—	$—	$—	$692
Trading Revenue	1,720	576	—	—	—	—	—	2,296
Lending & Deposit Related Fees	414	—	—	—	—	—	—	414
Asset Management, Administration and Commissions	1,771	—	—	—	—	—	—	1,771
Securities / Private Equity Gains (Losses)	432	—	—	—	—	—	—	432
Mortgage Fees and Related Income	259	—	—	—	—	—	—	259
Credit Card Income	605	—	(326)	—	—	—	—	279
Other Income	132	—	(39)	—	—	—	34	127

Noninterest Revenue	6,025	576	(365)	—	—	—	34	6,270

Net Interest Income	2,986	(576)	838	—	—	—	14	3,262

TOTAL NET REVENUE	9,011	—	473	—	—	—	48	9,532

Provision for Credit Losses	15	—	473	—	—	—	—	488

NONINTEREST EXPENSE
Compensation Expense	3,302	—	—	—	—	—	—	3,302
Occupancy Expense	431	—	—	—	—	—	—	431
Technology and Communications Expense	819	—	—	—	—	—	—	819
Professional & Outside Services	816	—	—	—	—	—	—	816
Marketing	199	—	—	—	—	—	—	199
Other Expense	447	—	—	—	—	—	—	447
Amortization of Intangibles	79	—	—	—	—	—	—	79

Total Noninterest Expense before Merger Costs and Litigation Reserve Charge	6,093	—	—	—	—	—	—	6,093
Merger Costs	—	—	—	—	—	—	—	—
Litigation Reserve Charge	—	—	—	—	—	—	—	—

TOTAL NONINTEREST EXPENSE	6,093	—	—	—	—	—	—	6,093

Income (Loss) before Income Tax Expense	2,903	—	—	—	—	—	48	2,951
Income Tax Expense (Benefit)	973	—	—	—	—	—	48	1,021

NET INCOME (LOSS)	$1,930	$—	$—	$—	$—	$—	$—	$1,930

FINANCIAL RATIOS
Diluted Earnings per Share	$0.92	$—	$—	$—	$—	$—	$—	$0.92
ROE	17%	—%	—%	—%	—	—%	—%	17%
ROE-GW	21	—	—	—	—	—	—	21
ROA	1.01	NM	NM	NM	NM	NM	NM	0.96
Overhead Ratio	68	NM	NM	NM	NM	NM	NM	64
Effective Income Tax Rate	34	NM	NM	NM	NM	NM	100%	35

(a)	The reclassification of trading-related net interest income from Net Interest Income to Trading Revenue primarily impacts the Investment Bank segment results.
(b)	The impact of credit card securitizations affects Card Services. See page 18 for further information.
(c)	For a description of the tax-equivalent adjustments, see the Operating Basis cover page.